24

                             RALSTON PURINA COMPANY
                               CHECKERBOARD SQUARE
                            ST. LOUIS, MISSOURI 63164



Dear  Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Ralston Purina Company to be held at 2:30 p.m. on Wednesday, February 3, 1999 at the Grand Ballroom, Hyatt Regency St. Louis Hotel, St. Louis Union Station, 1820 Market Street, St. Louis, Missouri.

We hope you will attend in person. If you plan to do so, and are a registered shareholder, please complete and return the enclosed request for an advance registration form.

Whether you plan to attend the meeting or not, we encourage you to read this Proxy Statement and vote your shares. You may sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided, or, for the first time, you may vote by telephone or via Internet. However you decide to vote, we would appreciate your voting as soon as possible.

We  look  forward  to  seeing  you  at  the  Annual  Meeting!




W.  PATRICK  MCGINNIS                                        J.  PATRICK MULCAHY
co-Chief  Executive  Officer  and                 co-Chief Executive Officer and
co-President                                                        co-President




December  ,  1998

                             RALSTON PURINA COMPANY
                               CHECKERBOARD SQUARE
                            ST. LOUIS, MISSOURI 63164

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To  the  Shareholders:

The Annual Meeting of Shareholders of Ralston Purina Company will be held at 2:30 p.m. on Wednesday, February 3, 1999, at the Grand Ballroom, Hyatt Regency St. Louis Hotel, St. Louis Union Station, 1820 Market Street, St. Louis, Missouri.

     The  purpose  of  the  meeting  is  to:

1. elect four Directors to serve three-year terms ending at the annual meeting held in 2002, or until their successors are elected and qualified;
2. ratify the Board of Directors' appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending September 30, 1999;
3.       approve and adopt the Ralston Purina Company 1999 Incentive Stock Plan;
4. approve an amendment to the Ralston Purina Company Articles of Incorporation;

and  to  act  upon  such  other matters as may properly come before the meeting.

You may vote if you are a shareholder of record on November 30, 1998. It is important that your shares be represented and voted at the Meeting. Please vote in one of these ways:

--      USE  THE  TOLL-FREE  TELEPHONE  NUMBER  shown  on  the  proxy  card;
--      VISIT THE WEB SITE noted on your proxy card to vote via the Internet; OR
-- MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

                                   By Order of the Board of Directors,




                                   Nancy E. Hamilton
                                   Secretary

December  ,  1998

PROXY  STATEMENT  -------  VOTING  PROCEDURES
---------------------------------------------

YOUR VOTE IS VERY IMPORTANT

The  Board  of  Directors  is  soliciting  proxies to be used at the 1999 annual
meeting.    This  proxy  statement  and  the  form  of  proxy  will be mailed to shareholders  beginning  December  ,  1998.

WHO CAN VOTE

Record holders of Ralston Purina Common Stock and Series A ESOP Preferred Stock ("ESOP Preferred Stock") on November 30, 1998 may vote at the meeting. On
November  30,  1998, there were             shares of Common Stock and 2,260,188
shares of ESOP Preferred Stock outstanding. The shares of Common Stock and ESOP Preferred Stock held in the Company's treasury will not be voted.

HOW YOU CAN VOTE

This  year  there  are  three  voting  methods:
--    Voting by Mail.  If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided. -- Voting by Telephone. You can vote your shares by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day. If you vote by telephone you should not return your proxy card. -- Voting by Internet. You can also vote via the Internet. The web site for Internet voting is on your proxy card, and voting is also available 24 hours a day. If you vote via the Internet you should not return your proxy card.

HOW  YOU  MAY  REVOKE  OR  CHANGE  YOUR  VOTE

You  can  revoke  your  proxy  at any time before it is voted at the meeting by:
--    sending  written  notice  of  revocation  to  the  Secretary;
--    submitting another proper proxy by telephone, Internet or paper ballot, after  the  revoked  proxy;  or
--    attending the annual meeting and voting in person.  If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

GENERAL  INFORMATION  ON  VOTING

You are entitled to cast one vote for each share of Common Stock or share of ESOP Preferred Stock you own on the record date. Shareholders do not have the right to vote cumulatively in electing directors. The election of each director nominee, and each of the other items submitted for a vote of shareholders, must be approved by a majority of shares entitled to vote and represented at the annual meeting in person or by proxy. Shares represented by a proxy marked "abstain" on any matter will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have voted in favor of the proposal. Therefore, any proxy marked "abstain" will have the effect of a vote against the matter. Shares represented by a proxy as to which there is a "broker non-vote" (for example, where a broker does not have discretionary authority to vote the shares), or a proxy in which authority to vote for any matter considered is withheld, will be considered present at the meeting for purposes of determining a quorum, but will have no effect on the vote.

All shares that have been properly voted - whether by telephone, Internet or mail - and not revoked will be voted at the annual meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

If any other matters are properly presented at the annual meeting for consideration, the persons named in the enclosed proxy card will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the annual meeting.

VOTING BY PARTICIPANTS IN THE COMPANY'S SAVINGS INVESTMENT PLAN AND DIVIDEND REINVESTMENT PLAN

--        If you participate in the Company's Savings Investment Plan and had an
account in the Common Stock Fund of that Plan or the ESOP Preferred Stock Fund on November 30, 1998, the proxy will also serve as voting instructions to the trustee, Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group of Investment Companies, for the shares of Common Stock or ESOP Preferred Stock credited to those accounts on that date. If the trustee does not receive directions with respect to some shares of Company stock held in the Plan, it will vote those shares in the same proportion as it votes shares for which directions were received.

-- If you participate in the Company's Dividend Reinvestment Plan, any proxy given by you will also include all shares of Common Stock held for your account under that plan (other than fractional shares) unless contrary instructions are given by you.

COSTS OF SOLICITATION

The Company will pay for preparing, printing and mailing this proxy statement. We have engaged Georgeson & Company, Inc. to help solicit proxies from shareholders for a fee of $[16,000] plus its expenses. Proxies may also be solicited personally or by telephone by regular employees of the Company without additional compensation, as well as by employees of Georgeson. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.

COMPLIANCE WITH SECTION 16(A) REPORTING

The rules of the Securities and Exchange Commission require that the Company disclose late filings of reports of stock ownership and changes in stock ownership by its directors and executive officers. To the best of the Company's knowledge, all of the filings for the Company's executive officers and directors were made on a timely basis in 1998.


                          ITEM 1. ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, with four members each, with terms of service expiring at successive annual meetings.

Four directors will be elected at the 1999 annual meeting to serve for a three-year term expiring at our annual meeting in the year 2002. The Board has nominated Donald Danforth, Jr., William H. Danforth, Richard A. Liddy and Katherine D. Ortega for election as Directors at this meeting. Each nominee is currently serving as a Director and has consented to serve for a new term. Each nominee elected as a Director will continue in office until his or her successor has been elected and qualified. If any nominee is unable to serve as a Director at the time of the annual meeting, your proxy may be voted for the election of another person the Board may nominate in his or her place, unless you indicate otherwise.


VOTE REQUIRED. The affirmative vote of a majority of the outstanding shares of Common Stock and ESOP Preferred Stock entitled to vote and represented in person or by proxy is required for the election of each Director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

                 INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

Please  review  the following information about the nominees and other Directors
--------------------------------------------------------------------------------
continuing  in  office.    The  ages  shown  are  as  of  December  31,  1998.
------------------------------------------------------------------------------


[PHOTO]          DONALD  DANFORTH,  JR.*,  Director  Since  1961,  Age  66
          (Standing  for  election  at  this  meeting  for a term expiring 2002)

Chairman of the Board, Treasurer and former President, Kennelwood Village, Inc. (pet care center)
--------------------------------------------------------------------------------
*Donald  Danforth,  Jr.  and  William  H.  Danforth  are  brothers.
--------------------------------------------------------------------------------

[PHOTO]          WILLIAM  H.  DANFORTH*,  Director  Since  1969,  Age  72
          (Standing  for  election  at  this  meeting  for a term expiring 2002)

Chairman of the Board and former Chancellor, Washington University. Also a director of Ralcorp Holdings, Inc. and former director of McDonnell Douglas Corporation.

--------------------------------------------------------------------------------

PHOTO]          RICHARD  A.  LIDDY,  Director  Since  1995,  Age  63
          (Standing  for  election  at  this  meeting  for a term expiring 2002)

Chairman of the Board, President and Chief Executive Officer, General American Life Insurance Company (insurance). Chairman of the Board of the Reinsurance Group of America, Incorporated (insurance), and of the registered investment company of General American Capital Company (investments). Also a director of Brown Group, Inc. and Ameren Corporation.

--------------------------------------------------------------------------------

[PHOTO]          KATHERINE  D.  ORTEGA,  Director  Since  1992,  Age  64
          (Standing  for  election  at  this  meeting  for a term expiring 2002)

Former Alternate Representative of the United States to the 45th General Assembly of the United Nations. Former Treasurer of the United States. Also a director of The Kroger Company, Rayonier, Inc., Ultramar Diamond Shamrock Corporation and member of Washington Mutual Investors Fund Advisory Board.

--------------------------------------------------------------------------------

[PHOTO]          DAVID  R.  BANKS,  Director  Since  1985,  Age  61
          (Continuing  in  Office  -  Term  Expiring  in  2001)

Chairman of the Board and Chief Executive Officer, and former President, Beverly Enterprises, Inc. (health care services). Also a director of Nationwide Health Properties, Inc., Wellpoint Health Networks, Inc., Agribrands International, Inc. and PharMerica, Inc.

--------------------------------------------------------------------------------

[PHOTO]          M.  DARRELL  INGRAM,  Director  Since  1986,  Age  66
          (Continuing  in  Office  -  Term  Expiring  in  2001)

Former Chairman of the Board, Red Fox Environmental Services, Inc. (pollution control services). Retired President and Chief Executive Officer, Petrolite Corporation (specialty chemicals). Also a director of Agribrands International, Inc.

--------------------------------------------------------------------------------

[PHOTO]          JOHN  F.  MCDONNELL,  Director  Since  1988,  Age  60
          (Continuing  in  Office  -  Term  Expiring  in  2001)

Former Chairman of the Board and Chief Executive Officer, McDonnell Douglas Corporation (aerospace technology and complementary businesses). Also a director
of    The  Boeing  Company.

--------------------------------------------------------------------------------

[PHOTO]          W.  PATRICK  MCGINNIS,  Director  Since  1997,  Age  51
          (Continuing  in  Office  -  Term  Expiring  in  2001)

Co-Chief Executive Officer and co-President Ralston Purina Company and President and Chief Executive Officer, Pet Products Group, a division of Ralston Purina Company.

--------------------------------------------------------------------------------

[PHOTO]          J.  PATRICK  MULCAHY,  Director  Since  1997,  Age  54
          (Continuing  in  Office  -  Term  Expiring  in  2000)

Co-Chief Executive Officer and co-President Ralston Purina Company and Chairman of the Board and Chief Executive Officer, Eveready Battery Company, Inc., a subsidiary of Ralston Purina Company.

--------------------------------------------------------------------------------

[PHOTO]          JOHN  H.  BIGGS,  Director  Since  1989,  Age  62
          (Continuing  in  office  -  Term  expiring  2000)

Chairman of the Board, President and Chief Executive Officer, Teachers Insurance and Annuity Association-College Retirement Equities Fund (pension fund management). Former Chairman of the Board and Chief Executive Officer of
Centerre  Trust  Co.  of  St.  Louis.    Also  a director of The Boeing Company.

--------------------------------------------------------------------------------

[PHOTO]          DAVID  C.  FARRELL,  Director  Since  1987,  Age  65
          (Continuing  in  Office  -  Term  Expiring  2000)

Former Chairman of the Board and Chief Executive Officer, The May Department Stores Company (department store retailing). Also a director of Emerson Electric Company.

--------------------------------------------------------------------------------

[PHOTO]          WILLIAM  P.  STIRITZ,  Director  Since  1981,  Age  64
          (Continuing  in  Office  -  Term  expiring  2000)

Chairman of the Board, and former Chief Executive Officer and President, Ralston Purina Company. Chairman of the Board, Chief Executive Officer and President, Agribrands International, Inc. Also a director of Angelica Corporation, Ball Corporation, The May Department Stores Company, Ralcorp Holdings, Inc., Reinsurance Group of America, Incorporated and Vail Resorts, Inc.



                         BOARD OF DIRECTORS - COMMITTEES
                         -------------------------------

                                                          Human
Board Member           Board  Audit  Executive  Finance  Resources  Nominating
------------------------------------------------------------------------------

David R. Banks           X     X                  X*
------------------------------------------------------------------------------
John H. Biggs            X                                  X           X
------------------------------------------------------------------------------
Donald Danforth, Jr.     X             X          X                     X*
------------------------------------------------------------------------------
William H. Danforth      X             X                    X*
------------------------------------------------------------------------------
David C. Farrell         X                        X                     X
------------------------------------------------------------------------------
M. Darrell Ingram        X     X*      X                    X
------------------------------------------------------------------------------
Richard A. Liddy         X                        X
------------------------------------------------------------------------------
John F. McDonnell        X     X                  X
------------------------------------------------------------------------------
Katherine D. Ortega      X     X                            X
------------------------------------------------------------------------------
William P. Stiritz       X*            X*         X
------------------------------------------------------------------------------
W. Patrick McGinnis      X             X
------------------------------------------------------------------------------
J. Patrick Mulcahy       X             X
------------------------------------------------------------------------------

Meetings held in 1998    6    2        4          4          6           2
=====================  =====  =====  =========  =======  =========  ==========


*Chairperson

AUDIT:    Reviews auditing, accounting, financial reporting and internal control
functions.    Recommends  our independent accountant and reviews their services.
All  members  are  non-employee  Directors.

EXECUTIVE:    May  act  on  behalf  of  the Board in the intervals between Board meetings.

FINANCE: Reviews the Company's financial condition, objectives and strategies and makes recommendations to the Board concerning financing requirements, dividend policy, foreign currency management and pension fund performance. HUMAN RESOURCES: Sets compensation of Executive Officers, approves deferrals under the Company's Deferred Compensation Plan for Key Employees, administers the Company's Incentive Stock Plans and grants stock options and other awards under those plans. Monitors management compensation and benefit programs, and reviews principal employee relations policies. All members are non-employee Directors.

NOMINATING: Recommends nominees for election as Directors or Executive Officers to the Board. Also recommends committee memberships and compensation and benefits for Directors. Will consider Director candidates suggested by shareholders if name of candidate and appropriate biographical information is submitted to the Secretary of the Company. All members are non-employee directors.




--------------------------------------------------------------------------------


                              DIRECTOR COMPENSATION

Employee Directors receive no compensation other than their normal salary for serving on the Board or its Committees.

Non-employee  Directors  receive  the  following  fees  for their service on the
Board:

Annual  Retainer                                     $30,000
Fee  for  Each  Board  Meeting                        $1,000
Fee  for  Each  Committee  Meeting                    $1,000

The chairpersons of the Committees also receive an additional annual retainer of $2,000 for each Committee that they chair. Directors can elect to have these amounts paid quarterly in cash, or defer payment until their retirement under the terms of the Deferred Compensation Plan for Non-Management Directors. Under that Plan, they can defer in the form of stock equivalents under the Equity Option, which tracks the value of the Company's Common Stock, or they can defer into the Variable Interest Option and receive interest at Morgan Guaranty Trust Company of New York's prime rate. Deferrals in the Equity Option in 1998 were increased by a 33-1/3% match by the Company. Deferrals are paid out in a lump sum in cash, or, for accounts in the Equity Option, in shares of Common Stock, if elected by the Director.

During 1998, all Directors attended 75% or more of the Board meetings and Committee meetings on which they served.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Stiritz serves on the compensation committee of the Board of Directors of General American Life Insurance Company, a mutual insurance company. Mr. Liddy is the Chairman of the Board, President and Chief Executive Officer of General American.

The Company has for many years purchased insurance and insurance-related products and services from General American, as well as other major insurance companies. These purchases are made in the ordinary course of business and on competitive terms. Insurance policies with General American have principally included coverage for health, life and disability benefits. Certain of them are whole life or universal life policies in which premiums are intended to cover the cost of insurance as well as to increase the cash surrender value of such policies. The Company from time to time borrows against the cash surrender value of those policies and repays the borrowings at rates determined under the terms of the policies. Certain of the whole life policies purchased by the Company were contributed to the Company's grantor trust in 1994, and the Company retains the right to borrow against the cash value of those policies.

Substantially all of these insurance arrangements were entered into prior to Mr. Liddy's election to the Company's Board of Directors in 1995. To the Company's best knowledge, Mr. Liddy does not receive direct or indirect compensation related to these policies or the Company's ongoing transactions with respect to the policies. Mr. Liddy has also disclaimed any material interest in the transactions between the Company and General American. The Company expects that its business relationship with General American will continue and, as in the past, any transactions will be conducted in the ordinary course and on competitive terms.


       ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The shares represented by your proxy will be voted (unless you indicate to the contrary) to ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, to examine the financial statements of the Company for the fiscal year ending September 30, 1999. That firm has performed this function for the Company since 1955. A partner of PricewaterhouseCoopers LLP will be present at the 1999 annual meeting and will have the opportunity to make a statement and respond to questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.



             ITEM 3. PROPOSAL TO ADOPT THE 1999 INCENTIVE STOCK PLAN


You are asked to consider and approve adoption of the Ralston Purina Company 1999 Incentive Stock Plan. The Plan is intended to replace the 1996 Incentive Stock Plan because a significant portion of the Common Stock which the 1996 Plan authorized for stock awards has been granted or reserved for outstanding awards, and additional shares are anticipated to be needed for awards in the next several years. The following is a summary of the Plan. Please refer to Exhibit A to this Proxy Statement for the full text of the Plan.

PURPOSE. The purpose of the Plan is to promote the interests of the Company and its shareholders by:
--       attracting  and  retaining  key  employees,
-- providing participants a significant stake in the performance of the Company, and
-- providing an opportunity for participants to increase their holdings of Ralston stock.

The Plan would also permit the Board of Directors of the Company to grant stock options and other stock awards to individual non-employee directors, if the Board decides to do so.

ADMINISTRATION. The Plan is administered by the Human Resources Committee of the Company's Board of Directors. The Committee has the authority to select the individuals to receive awards, to determine the types of awards and the number of shares of Common Stock covered by awards, and to set the terms and conditions of awards. The Committee may delegate the authority to select individuals to receive awards, except for Directors and Corporate Officers. However, the full Board of Directors will determine the amount, terms and conditions of stock options or other stock awards granted to directors. The Committee has the authority to establish rules for the administration of the Plan, and its determinations and interpretations are binding.

ELIGIBLE  PARTICIPANTS

--    Any employee or officer  (including Corporate Officers) of the Company or any of its subsidiaries will be eligible for any award under the Plan if selected by the Committee. There are about 22,000 employees of the Company and its subsidiaries that would be eligible for awards under the Plan.
-- Any of the ten non-employee Directors of the Company will also be eligible to receive stock options or other stock awards under the Plan if authorized by the full Board of Directors.

Neither the Committee nor the Board has made any decisions with respect to the individuals who may receive awards under the Plan or the amount or nature of future awards.

SHARES AUTHORIZED. The number of shares of the Company's Common Stock which may be issued as awards under the Plan is 19,000,000, which includes the number of shares of Common Stock which currently is available for grants under the Company's 1996 Incentive Stock Plan. If the 1999 Plan is approved, no further awards will be granted under the 1996 Plan. (The reserve is subject to certain adjustments to reflect, for example, stock splits or other corporate restructurings.)

In addition, if any award is forfeited or expires, all shares which were not issued under the award will become available for additional awards under the Plan. If shares of Common Stock are tendered for the exercise of any options granted under the Plan or the Company's 1988 or 1996 Incentive Stock Plans, the number of shares available for awards under the Plan will be increased by the number of shares tendered.

Any awards that are payable in cash will not be counted against the reserve unless the actual payment is made in shares of Common Stock instead of cash.

The closing price of the Common Stock on November 30, 1998 was $
                                                                ---------------.

MAXIMUM NUMBER OF SHARES. The maximum number of shares of the Company's Common Stock that may be the subject of performance-based Awards (including stock options, but not restoration options) granted under the Plan to any one Employee, officer or Director during any fiscal year is 1,900,000, and the maximum number of shares that may be the subject of restoration options granted to any one Employee, officer or Director in any fiscal year is 950,000. Any stock-related deferred compensation will not be applied against this limit. Awards granted under the Company's 1988 or 1996 Incentive Stock Plan will not count against this limit.

TYPES OF AWARDS. The Plan permits the grant of a variety of different types of awards:
--       Stock  options  and  restoration  options;
--       Stock appreciation rights ("SARs") (also called phantom stock options);
--       Restricted  stock  awards;
--       Stock  equivalents;  and
--       Other  awards  valued  by  reference  to  the Company's Common Stock.

Awards may be granted for any amount of cash consideration or for no cash consideration as long as legal requirements are met.

Stock Options:  The Committee may grant stock options that qualify as "Incentive
-------------
Stock Options" under Section 422 of the Internal Revenue Code ("ISOs") or options that do not so qualify ("Non-Qualified Options"). The Committee or Board may also grant Restoration Options which are designed to replace shares of Common Stock used to exercise an option. The Restoration Options will be granted at fair market value, will equal the number of shares tendered, and will be exercisable for the remaining period of the original option grant. The Committee may grant Restoration Options upon the exercise of options granted under the Plan as well as options granted under the Company's 1988 and 1996 Incentive Stock Plans.

All  options  granted  will  be  subject  to  the  following:
--    Options are not exercisable for at least one year after they are granted, and  they  cannot  be  exercised  more  than  ten  years  after  grant.
--    The exercise price must be paid at the time the option is exercised in either  cash  or  in  other  shares  of  Common  Stock.
--    The exercise price cannot be less than the fair market value of the Common
Stock  on  the  grant  date.
--     The Committee or Board will determine the vesting schedules of options granted under the Plan and may also impose additional conditions on exercise, including performance goals.

Stock  Appreciation  Rights:    The  holder of an SAR or phantom stock option is
---------------------------
entitled to receive the excess of the fair market value of a specific number of shares on the date of exercise over the value of those shares on the date the award was granted. Payment of the excess will be in cash unless the Committee or Board elects to make payment in shares of Common Stock. The Committee or Board will determine the vesting schedule of SARs granted under the Plan and may also impose additional conditions on exercise.

Restricted  Stock  Awards:  Shares of restricted stock may be awarded subject to
-------------------------
such restrictions and other terms and conditions as the Committee or Board may impose. Restricted stock may not be transferred by the holder until the restrictions lapse.

Stock  Related  Deferred Compensation:  The Committee may permit the deferral of
-------------------------------------
payment of an employee's cash bonus or other cash compensation in the form of Common Stock equivalents, subject to such terms and conditions as the Committee may impose. Stock equivalents track the value of the Common Stock, and are credited with dividend equivalents as dividends are paid on the Common Stock. Distribution of deferred amounts is made at the employee's retirement or other termination of employment, or at such other time elected by the employee, under conditions established by the Committee. Payment is in the form of cash or Common Stock at the employee's election.

FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the
Plan:

Options  and  SARs.
------------------
--    The grant of an option or SAR is not expected to result in any taxable income  for  the  recipient.
-- The holder of an ISO generally will have no taxable income upon exercising the ISO if certain requirements are met (except that a liability may arise for alternative minimum tax), and the Company will not be entitled to a tax deduction when an ISO is exercised.
--    Upon  exercise  of  a Non-Qualified Option, the holder will recognize ordinary income equal to the difference between the fair market value of the shares of Common Stock acquired and the exercise price. The Company will be entitled to a tax deduction for the same amount.
--    Upon  exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any Common Stock received will be taxable as ordinary income and will be deductible by the Company.
--    The tax consequences upon a sale of shares acquired in an exercise of an option or SAR will depend on how long the shares were held prior to sale, and upon whether such shares were acquired in the exercise of an ISO or in the exercise of a Non-Qualified Option or SAR.
--    If shares acquired upon exercise of an ISO are held for at least one year after exercise and two years from the date that the ISO was granted, the holder will recognize long-term capital gain or loss in an amount equal to the difference between the option exercise price and the sale price of the shares. If the shares are not held for that period, gain on the sale of the shares may be treated as ordinary income.
--    Any gain realized upon the sale of shares acquired in the exercise of a
Non-Qualified Option or SAR for an amount greater than their fair market value on the date of exercise, will be capital gain and any loss will be capital loss. Generally there will be no tax consequences to the Company in connection with the disposition of shares acquired in the exercise of an option or SAR, except that the Company may be entitled to a tax deduction in the case of a sale of ISO shares before the holding periods described above have been satisfied.

Restricted  Stock and Other Awards.  Generally, restricted stock awards will not
----------------------------------
be  taxed  until  restrictions  lapse  on  all,  or  any  portion, of the award.

--       When  any portion of an award is released from restrictions, the fair market value of those shares on the date the restrictions lapse will be included in the recipient's income for that year and will be taxed at ordinary income tax rates. The recipient's basis in the stock received will be equal to the fair market value at the time that restrictions lapse, and the holding period will begin on that date.
--       A  recipient  may elect to have the restricted stock award treated as taxable income in the year granted. The recipient will be taxed at ordinary income tax rates on the fair market value of the award on the date of grant. Any future appreciation in value of those shares at the time they are sold will be taxed as capital gain, and any decline will be treated as a capital loss.
--       If a recipient elects to be taxed in the year the award is granted, and the award is later forfeited before restrictions lapse, the income taxes paid are not recoverable.
- The Company will have deductible expense equal to the fair market value of the restricted shares in whatever year the recipient recognizes ordinary income as a result of the award.

Amounts deferred in the form of stock equivalents, as well as dividend equivalents earned on such amounts, will be taxed as ordinary income for the year in which the amounts are actually distributed to the employee. If the distribution is made in shares of Common Stock, the taxable income will be equal to the fair market value of the shares on the date distributed, which will also be the recipient's basis in those shares. The Company will have deductible expense for the year of distribution equal to the amount distributed.

ADJUSTMENTS.    Certain  corporate transactions or events such as stock splits, recapitalizations, spin-offs, mergers, etc. may directly affect the number of outstanding shares and/or the value of the outstanding Common Stock. If such transactions occur, the Committee may adjust the number of shares which may be granted under the Plan, as well as the limits on individual Awards. The Committee or the Board may adjust the number of shares and the exercise price under outstanding options, and the performance goals of any options or awards, and may make other adjustments which are thought appropriate to protect the value of the award to the recipient.

TRANSFERABILITY.    Awards granted under the Plan may not be transferred except:
--    by  beneficiary  designation;
--    by  will  or  the  laws  of  descent  and  distribution;  or
--    if permitted by the Committee, to an immediate family member, family trust or  family  partnership.

AMENDMENTS.    The  Company's Board of Directors may amend, suspend or terminate
the  Plan  at  any  time.    No  amendment,  however,  may
--     increase  the  number  of  shares  reserved  for  awards,
--     withdraw  the  authority  of the Committee to administer the Plan, or
--     increase  the  limit  on  the  number of shares which are the subject of awards granted  to  any  individual,  or
--     change the terms of any awards granted before the amendment in an adverse manner  without  the  consent  of  the  recipient.

TERM. The Plan will continue until December 31, 2008, unless replaced or terminated at an earlier time. If shareholders adopt the Plan, it will replace the 1996 Incentive Stock Plan, which will be considered terminated (except as to outstanding awards). No new awards will be granted under the 1996 Plan, and the remaining reserve of Common Stock under that Plan will be canceled (except as to outstanding awards).

NEW PLAN BENEFITS. Although benefits which may be granted under the Plan have not been determined, the benefits granted or credited under the Company's 1996 Incentive Stock Plan during fiscal year 1998 are shown in the table below. Awards to the most highly compensated executive officers are set forth in the Summary Compensation Table on Page .




                             No. of Shares
                               Underlying     Stock Equivalents     Restricted Stock
                                 Options                                 Awards
                                ----------    -----------------     ----------------

All current Executive
Officers as a Group             803,200            38,295                3,000
------------------------------------------------------------------------------------

All current Non-Employee
Directors as a Group               0                 0                     0
------------------------------------------------------------------------------------

All Employees as a Group      3,111,075           169,440               64,000
------------------------------------------------------------------------------------



VOTE REQUIRED. The affirmative vote of a majority of the outstanding shares of Common Stock and ESOP Preferred Stock entitled to vote and represented in person or by proxy is required for approval of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1999 INCENTIVE STOCK PLAN.

               ITEM 4.  AMENDMENT OF THE ARTICLES OF INCORPORATION

In connection with the final maturity on December 31, 1998 of the ESOP notes issued by the trust for the Company's Savings Investment Plan, the Company has given notice to the trustee that it intends to redeem the outstanding shares of its Series A ESOP Convertible Preferred Stock on that date. The shares of ESOP Preferred Stock held by the trustee will either be redeemed by the Company, or, at the election of the trustee, exchanged for shares of Common Stock on that day and will no longer be outstanding. Under Missouri law, when shares of preferred stock are retired in this manner, they once more become authorized and unissued shares of preferred stock, and may be issued as another series of preferred stock under terms approved by the Board.

The Company's Restated Articles of Incorporation currently provide that the Company's authorized capital stock consists of 600,000,000 shares of Common Stock and 10,600,000 shares of preferred stock, of which 4,600,000 shares are designated as Series A ESOP Convertible Preferred Stock. Because the 4,600,000 shares of ESOP Preferred Stock which have been or will be redeemed or exchanged may be issued as another series of preferred stock in the same manner as the other authorized shares of preferred stock, the Board recommends that Article Three, Section A of the Articles be amended to eliminate the reference to shares of Series A ESOP Convertible Preferred Stock.


VOTE  REQUIRED.  The affirmative vote of a majority of the outstanding shares of
Common  Stock  and  ESOP  Preferred  Stock   entitled to vote and represented in
person  or  by  proxy  is  required  for  approval  of  the  amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY'S RESTATED ARTICLES OF INCORPORATION.


                                 OTHER BUSINESS

The Board knows of no business which will be presented at the 1999 annual meeting other than that described above. The Company's Bylaws provide that shareholders may bring matters before an annual meeting only if they give timely written notice of the matter to be brought at least 45 days before the month and day that the Company's proxy statement for the prior year's annual meeting was mailed. No such notice has been received with respect to the 1999 annual meeting.

                           STOCK OWNERSHIP INFORMATION


FIVE PERCENT OWNERS OF COMMON STOCK The table below lists the persons known by the Company to beneficially own at least 5% of the Company's Common Stock as of October 31, 1998.


                                           Amount and     % of
                                           Nature of     Shares
Name and Address             Title of      Beneficial   Outstanding  Explanatory
Of Beneficial Owner            Class       Ownership       (A)          Notes
-------------------          --------      ----------   -----------  -----------
BankAmerica Corporation     Common Stock   17,113,662     5.48%          (B)
Wealth  Management  Group
Dallas,  TX  75201-02401


(A) The number of shares outstanding used in this calculation was the number actually outstanding on October 31, 1998.

(B) Based on a written statement from the shareholder, this amount includes shares of Common Stock owned by subsidiaries of BankAmerica Corporation ("BankAmerica"). Of these shares, BankAmerica has voting and investment powers as follows: sole voting - 3,241,663; shared voting - 13,365,687 shares; sole investment - 2,197,796 shares; and shared investment - 14,576,108. Of such shares, voting or investment power for 2,366,278 and 2,680,030 shares are shared with Donald Danforth, Jr. and William H. Danforth, respectively, both of whom are Directors of the Company (see Common Stock Ownership of Directors and Executive Officers table).





             COMMON  STOCK  OWNERSHIP  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

                                                                  SHARES TO
                                                                      BE
                                               SHARES    OPTIONS   RECEIVED
      DIRECTORS                   SHARES      HELD IN    EXERCIS-    UPON              % OF
         AND                  BENEFICIALLY     INVEST-     ABLE    CONVERSION  TOTAL    OUT-
   EXECUTIVE OFFICERS             OWNED         MENT      WITHIN    OF ESOP         STANDING
                                              PLAN (A)   60 DAYS   PREFERRED             (B)
                                                                   STOCK (K)
--------------------------------------------------------------------------------------------
David R. Banks                              306       -          -       -         306     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
John H. Biggs                     6,105 (C) (D)       -          -       -       6,105     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
Donald Danforth, Jr.           3,513,886 (C)(E)       -          -       -   3,513,886  1.11
--------------------------  -------------------  ------  ---------  ------  ----------  ----
William H. Danforth         2,823,208 (C)(D)(F)       -          -       -   2,823,208     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
David C. Farrell                         76,329       -          -       -      76,329     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
M. Darrell Ingram                        11,028       -          -       -      11,028     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
Richard A. Liddy                          3,000       -          -       -       3,000     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
John F. McDonnell                    15,387 (D)       -          -       -      15,387     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
Katherine D. Ortega                       5,094       -          -       -       5,094     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
William P. Stiritz                   322,068(G)       -  1,102,659       -   1,424,727     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
W. Patrick McGinnis                  251,028(I)   2,175    458,618  14,162     725,983     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
J. Patrick Mulcahy                   253,415(J)   4,670    458,618   8,544     725,247     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
James R. Elsesser                   262,764 (H)   1,556    437,982  13,236     715,538     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
Patrick Mannix                           32,358       0    271,524  10,025     313,907     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
James M. Neville                         79,455   1,335    154,076  12,595     247,461     *
--------------------------  -------------------  ------  ---------  ------  ----------  ----
Anita M. Wray                        10,866 (H)       0     50,873  10,025      71,764     *
==========================  ===================  ======  =========  ======  ==========  ====

All Officers and Directors            7,709,368  11,533  2,996,364  92,390  10,809,655
==========================  ===================  ======  =========  ======  ==========


In general, "beneficial ownership" includes those shares a director or executive officer has the power to vote or transfer, as well as shares owned by immediate family members that reside with the director or officer. The table above also indicates shares that may be obtained within 60 days upon the exercise of options or the conversion of each share of ESOP Preferred Stock for 7.12 shares of Common Stock, which will occur on December 31, 1998.

[FN]
(A) Column indicates the most recent approximation of the number of shares of Common Stock as to which participants in the Company's Savings Investment Plan have voting and transfer rights. Shares of Common Stock which are held in the Plan are not directly allocated to individual participants but instead are held in separate funds in which participants acquire units. Such funds also hold varying amounts of cash and short-term investments. The number of shares allocable to a participant will vary on a daily basis based upon the cash position of the funds and the market price of the stock.
(B) The number of shares outstanding is the sum of (1) the number actually outstanding on November 1, 1998, (2) the number of shares of Common Stock which would be issued if all options listed in Column 4 were exercised, and (3) 16,092,539 shares of all ESOP Preferred Stock described in footnote (K) were converted.
(C) Excludes 8,680,200 shares of Common Stock held by the Danforth Foundation, St. Louis, Mo. Messrs. Biggs, Danforth and Danforth are three of the ten trustees of the Foundation and disclaim beneficial ownership of its shares
(D) Excludes 5,673,762 shares of Common Stock held by Washington University, St. Louis, Mo. William Danforth is the Chairman of the Board of Trustees of the University, and Messrs. Biggs and McDonnell are on the University's Board of Trustees, which consists of 49 members. All of the directors disclaim beneficial ownership of these shares.
(E) Mr. Danforth has sole voting and investment powers respecting 789,946 shares of Common Stock. He shares voting and investment powers with respect to 2,723,940 shares, and disclaims beneficial ownership of 46,011 of those shares. Included are 314,787 shares of Common Stock owned by his wife.
(F) Dr. Danforth has sole voting and investment powers respecting 183,194 shares of Common Stock. He shares voting and investment powers with respect to 2,640,014 shares, and disclaims beneficial ownership of 143,178 of those shares.
(G) Mr. Stiritz disclaims beneficial ownership of 138,477 shares of Common Stock owned by his wife.
(H) Excludes 5,193,015 shares of Common Stock held to fund retirement benefits by the Ralston Purina Retirement Plan Trust of which Mr. Elsesser and Ms. Wray are two of four trustees who collectively exercise voting and investment power. Mr. Elsesser and Ms. Wray disclaim beneficial ownership of those shares.
(I) Mr. McGinnis disclaims beneficial ownership of 5,607 shares of Common Stock owned by his wife.
(J) Mr. Mulcahy disclaims beneficial ownership of 37,826 shares of Common Stock owned by his wife.
(K) As of the record date, Mr. Mulcahy is the beneficial owner of 1,200 shares of ESOP Preferred Stock; Mr. McGinnis, 1,989 shares; Mr. Elsesser, 1,859 shares: Mr. Neville, 1,769 shares; Mr. Mannix, 1,408 shares; Ms. Wray, 1,408 shares: and all officers and directors of the Company as a group, 11,568 shares. None of such ownership exceeds one percent of the outstanding shares of ESOP Preferred Stock.

                             EXECUTIVE COMPENSATION

The following table shows compensation for each of the last three fiscal years of the co-Chief Executive Officers and the other four most highly compensated corporate officers.





                                     SUMMARY COMPENSATION TABLE


                                                                     Long  Term
                                   Annual Compensation              Compensation
                                                                      (Awards)
                                                                      --------
                                                          Other  Securities   Leveraged
                                                         Annual  Underlying   Incentive   All Other
                                                        Compensa-  Options       Plan   Compensation
Name and Principal Position     Year  Salary($) Bonus($) tion($)   (#)(1)        (%)       ($)(2)
---------------------------     ----  --------- --------   ---      -----       ------   -----------

W. P. McGinnis                  1998  $600,000  $638,400  $60,909  402,170           0  $   240,357
Co- Chief                       1997  $407,625  $360,000  $11,156        0  $1,062,625  $   218,636
Executive Officer & co-         1996  $345,000  $273,000  $ 8,807  309,558           0  $   129,074
President; and President and
Chief Executive Officer, Pet
Products Group

J. P. Mulcahy                   1998  $600,000  $638,400  $50,567  402,170           0  $   220,907
Co-Chief Executive Officer &    1997  $407,625  $360,000  $ 9,036        0  $1,062,625  $   189,202
Co-President; and Chairman      1996  $345,000  $273,000  $ 6,821  309,558           0  $   126,972
of the Board and Chief
Executive Officer, Eveready
Battery Company, Inc.

J. R. Elsesser                  1998  $350,000  $279,125  $ 6,992  203,825           0  $170,879 (3)
Vice President and Chief        1997  $331,700  $262,706  $ 7,468        0  $  919,200  $   212,182
Financial Officer               1996  $310,000  $224,750  $ 6,498  247,650           0  $   145,246

P.C. Mannix                     1998  $310,000  $164,300  $12,743   91,434           0  $  63,235(4)
President                       1997  $290,000  $145,725  $10,944        0  $  810,500  $    53,425
Eveready Battery Company, Inc.  1996  $268,000  $135,000  $ 8,634   92,868           0  $    50,150

J. M. Neville                   1998  $275,700  $188,000  $ 6,462   76,434           0  $    94,369
Vice President, and General     1997  $262,500  $168,000  $ 6,643        0  $  751,400  $    88,163
Counsel                         1996  $250,000  $156,000  $ 6,538   92,868           0  $    59,188

A. M. Wray                      1998  $195,000  $132,893  $ 7,047   97,111           0  $    36,807
Vice President and Controller   1997  $184,000  $117,613  $ 6,877        0  $  516,042  $    49,813
                                1996  $175,000  $115,150  $ 6,702   61,914           0  $    41,111


[FN]
(1) The number of securities underlying options reflect adjustments to awards following the spin-off of Agribrands International, Inc. and the three-for-one stock split during the past fiscal year.
(2)          The  amounts  shown  in  this  column  consist  of  the  following:


(i)  Above  market  interest  accrued  with respect to deferrals under the Fixed
     -----------------------
Benefit  Option  of  the  Deferred  Compensation  Plan  for  Key  Employees:
--   Mr.  McGinnis,  $3,943
--   Mr.  Mulcahy,  $3,460
--   Mr.  Elsesser,  $4,244
--   Mr.  Mannix,  $3,227
--   Mr.  Neville,  $3,169
--   Ms.  Wray,  $1,240
(ii)  the  Savings Investment Plan and Executive Savings Investment Plan Company
      ------------------------------------------------------------------
matching  contributions  or  accruals:
--   Mr.  McGinnis,  $36,000
--   Mr.  Mulcahy,  $48,000
--   Mr.  Elsesser,  $22,167
--   Mr.  Mannix,  $18,933
--   Mr.  Neville,  $17,461
--   Ms.  Wray,  $20,324
(iii) the Deferred Compensation Plan for Key Employees a Company match of 25% of
      ------------------------------------------------
amounts  deferred  under  the  Equity  Option:
--   Mr.  McGinnis,  $159,600
--   Mr.  Mulcahy,  $109,600
--   Mr.  Elsesser,  $69,781
--   Mr.  Mannix,  $41,075
--   Mr.  Neville,  $47,000
--   Ms.  Wray,  $0
(iv)  Split-dollar  life  insurance  premiums paid by the Company, which will be
      -----------------------------------------------------------
repaid on a specified future date, valued by multiplying the premiums outstanding during the fiscal year by the Company's weighted average short-term borrowing rate during the year:
--   Mr.  McGinnis,  $40,814
--   Mr.  Mulcahy,  $59,847
--   Mr.  Elsesser,  $74,687
--   Mr.  Mannix,  $0
--   Mr.  Neville,  $26,739
--   Ms.  Wray,  $15,243

(3) The amount shown in this item does not include compensation paid or payable by Interstate Bakeries Corporation ("IBC") to Mr. Elsesser, who served as a director of IBC during the last fiscal year at the request of the Company pursuant to the terms of the Shareholder Agreement between the Company and IBC.

(4) Mr. Mannix holds 15,000 shares of restricted stock, valued at $438,750 as of September 30, 1998, plus restricted cash dividends and accumulated interest in the amount of $30,284.




                                      OPTION GRANTS IN LAST FISCAL YEAR


     (A)                  (B) (1)         (C) (6)      (D)             (E)           (F)
                         NUMBER OF     % OF TOTAL    EXERCISE OR    EXPIRATION     GRANT DATE
                        SECURITIES       OPTIONS     BASE PRICE        DATE         VALUE ($)
                        UNDERLYING      GRANTED TO    ($/SH)
     NAME             OPTIONS GRANTED  EMPLOYEES IN
                           (#)         FISCAL YEAR


W. Patrick McGinnis  232,170 (4) (6)        4.67%  $29.8004 (2)    11-19-07   $2,535,296 (7)
-------------------  ---------------  -----------  ------------  -----------  --------------
                     170,000 (5)            3.42%  $30.875 (3)      9-23-08   $1,883,600 (8)
                     --------------   ------------  -----------  --------------  --------------

J. Patrick Mulcahy   232,170 (4) (6)        4.67%  $29.8004 (2)    11-19-07   $2,535,296 (7)
-------------------  ---------------  -----------  ------------  -----------  --------------
                     170,000 (5)            3.42%  $30.875 (3)      9-23-08   $1,883,600 (8)
                     --------------   ------------  -----------  --------------  --------------

James R. Elsesser    123,825 (4) (6)        2.49%  $29.8004 (2)    11-19-07   $1,352,169 (7)
-------------------  ---------------  -----------  ------------  -----------  --------------
                      80,000 (5)            1.61%  $30.875 (3)      9-23-08   $  886,400 (8)
                     --------------   ------------  -----------  --------------  --------------

James M. Neville     46,434 (4) (6)          .93%  $29.8004 (2)    11-19-07   $  507,059 (7)
-------------------  ---------------  -----------  ------------  -----------  --------------
                     30,000 (5)          .    60%  $30.875 (3)      9-23-08   $  332,400 (8)
                     --------------   ------------  -----------  --------------  --------------

Patrick C. Mannix     46,434 (4) (6)         .93%  $29.8004 (2)    11-19-07   $  507,059 (7)
-------------------  ---------------  -----------  ------------  -----------  --------------
                      45,000 (5)             .91%  $30.875 (3)      9-23-08   $  498,600 (8)
                     --------------   ------------  -----------  --------------  --------------

Anita M. Wray         61,911 (4) (6)        1.25%  $29.8004 (2)    11-19-07   $  676,068 (7)
-------------------  ---------------  -----------  ------------  -----------  --------------
                      35,200 (5)             .71%  $30.875 (3)      9-23-08   $  390,016 (8)
                     --------------   ------------  -----------  --------------  --------------

[FN]
1)        1)     Options granted were options to acquire shares of Common Stock.

2) Market price on date of grant, as adjusted to reflect the effect of the spin-off of Agribrands International, Inc. on April 1, 1998, and three-for-one stock split of the Company's Common Stock on July 15, 1998.

3)          Market  price  on  date  of  grant.

4) Options become exercisable at the rate of 25% of total shares on November 20, 1998, in each of the years 1999, 2000, 2001 and 2002, and upon death, declaration of permanent and total disability, voluntary termination of employment at or after age 55 with 15 years of service, or at or after age 62, involuntary termination other than for cause, or upon a change in control of the Company.

5) Options become exercisable at the rate of 25% of total shares on September 24, 1998, in each of the years 2000, 2001, 2002 and 2003, and upon death, declaration of permanent and total disability, voluntary termination of employment at or after age 55 with 15 years of service, or at or after age 62, involuntary termination other than for cause, or upon a change of control of the Company.

6) The number of outstanding options, as well as the exercise price, were adjusted to reflect the effect of the spin-off of Agribrands International, Inc. and the three-for-one stock split.

7) Calculated using the binomial option pricing model. Underlying assumptions used in the calculation include a ten-year expiration, a current market price and strike price of $29.8004 per share, a ten year volatility assumption of 19.6 %, a current dividend yield of 0.0% and a risk-free rate of return of 5.82%, which was derived from the treasury zero-coupon yield curve. The Company has elected to illustrate the potential realizable value using the binomial option pricing model as permitted by the rules of the Securities and Exchange Commission. This does not represent the Company's estimate or projection of future stock price or of the assumptions utilized; actual gains, if any, upon future exercise of any of these options will depend on the actual performance of the Common Stock.

8) Calculated using the binomial option pricing model. Underlying assumptions used in the calculation include a ten-year expiration, a current market price and strike price of $30.875 per share, a ten year volatility assumption of 21.6 %, a current dividend yield of 0.0% and a risk-free rate of return of 4.67%, which was derived from the treasury zero-coupon yield curve. The Company has elected to illustrate the potential realizable value using the binomial option pricing model as permitted by the rules of the Securities and Exchange Commission. This does not represent the Company's estimate or projection of future stock price or of the assumptions utilized; actual gains, if any, upon future exercise of any of these options will depend on the actual performance of the Common Stock.



                      FISCAL YEAR END OPTION VALUES (1)(2)

                 NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                 OPTIONS AT FY-END (#)       OPTIONS AT FY-END ($)
                 ---------------------       ---------------------

NAME            EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------  -----------  -------------  -----------  -------------

W. P. McGinnis      421,705      1,044,928    6,127,085      7,659,187

J. P. Mulcahy       421,705      1,044,928    6,127,085      7,659,187

J. R. Elsesser      401,069        774,357    5,940,956      7,053,983

P. C. Mannix        234,611        374,779    3,479,967      3,632,026

J. M. Neville       135,620        270,991    1,931,912      2,278,899

A. M. Wray           49,028        359,699      575,836      2,682,585
--------------  -----------  -------------  -----------  -------------


[FN]
(1)          None  of  the  named  officers  exercised  options  during  FY98.
(2) Number of options and exercise price of outstanding options were adjusted to reflect the effect of the spin-off of Agribrands International, Inc. and the three-for-one stock split of the Company's Common Stock.


                                 RETIREMENT PLAN

The Ralston Purina Retirement Plan may provide pension benefits in the future to the Named Executive Officers. Most regular U.S. employees that have completed one year of employment with the Company or certain of its subsidiaries are eligible to participate in the Retirement Plan. They become vested after five years of service. Normal retirement is at age 65; however, employees who work beyond age 65 may continue to accrue benefits.

Annual benefits for the Named Executive Officers and other administrative employees are computed by multiplying their Final Average Earnings (the average of their five highest consecutive annual earnings during the ten years prior to their termination of employment) by a number which is 1.5% of their actual years of service (to a maximum of 40 years). That amount is then reduced by up to one-half of their primary social security benefit at retirement (with the actual amount of offset determined by their age and years of service at retirement). In the case of Mr. Mannix, that amount is further reduced to reflect an offset for benefits he has accrued in the Company's Australian Superannuation Plan, a funded plan sponsored by one of the Company's foreign affiliates.

With the exception of Mr. Mannix, the following table shows the estimated annual retirement benefits, in the form of a single life, 5-year certain annuity that would be payable from the Retirement Plan to salaried employees, including the Named Executive Officers, assuming age 65 retirement. To the extent a Named Executive Officer's compensation or benefits exceed certain limits imposed by the Internal Revenue Code of 1986, as amended, the table also includes benefits payable from an unfunded supplemental retirement plan. The table reflects benefits prior to the reduction for social security benefits described above.





                              RETIREMENT PLAN TABLE

Final Average                             Years of Service
   Earnings    10      15        20        25        30         35        40

300,000    $ 45,000  $ 67,500  $ 90,000  $112,500  $135,000  $157,500  $180,000
400,000    $ 60,000  $ 90,000  $120,000  $150,000  $180,000  $210,000  $240,000
500,000    $ 75,000  $112,500  $150,000  $187,500  $225,000  $262,500  $300,000
600,000    $ 90,000  $135,000  $180,000  $225,000  $270,000  $315,000  $360,000
700,000    $105,000  $157,500  $210,000  $262,500  $315,000  $367,500  $420,000
800,000    $120,000  $180,000  $240,000  $300,000  $360,000  $420,000  $480,000
1,000,000  $150,000  $225,000  $300,000  $375,000  $450,000  $525,000  $600,000
1,200,000  $180,000  $270,000  $360,000  $450,000  $540,000  $630,000  $720,000
1,400,000  $210,000  $315,000  $420,000  $525,000  $630,000  $735,000  $840,000
1,500,000  $225,000  $337,500  $450,000  $562,500  $675,000  $787,500  $900,000


In addition to the retirement plans described above, Mr. Mannix participates in the Company's Internationalist Plan, which is unfunded. Internationalist Plan benefits for Mr. Mannix are computed by multiplying his Final Average Earnings (the average of his five highest consecutive annual earnings during the ten years prior to his termination of employment) by a number which is 1.7% of his actual years of service (to a maximum of 40 years).

Mr. Mannix's benefits under the Internationalist Plan are offset by benefits payable to him under the Ralston Purina Retirement Plan, the supplemental retirement plan, and the Superannuation Plan. Mr. Mannix's benefit, payable under the Superannuation Plan as a single sum payment, is computed by multiplying his Final Average Base Earnings (the average of his five highest consecutive base annual earnings during the ten years prior to his termination of employment) by a number which is 15% of his actual years of service (to a maximum of 40 years). Based upon prevailing long term bond rates, this single sum amount would then be converted to an equivalent annuity payable to Mr. Mannix, with that annuity being used to offset the benefits payable under the Ralston Purina retirement plans. The actual amount of each pension plan's offset will be determined by Mr. Mannix's age and years of service at his retirement.


The following table shows the estimated annual retirement benefits, in the form of a single life, 5-year certain annuity that would be payable to Mr. Mannix from the Internationalist Plan*, assuming age 62 retirement and including the equivalent value of amounts payable to him from the other offsetting Company retirement plans.



Final Average
   Earnings                         Years of Service
-------------                       ----------------
                         30            35            40
$475,000             $242,250      $282,625       $323,000
$525,000             $267,750      $312,375       $357,000
$575,000             $293,250      $342,125       $391,000
$625,000             $318,750      $371,875       $425,000

*1.7% accrual rate

For the purpose of calculating retirement benefits, the Named Executive Officers had, as of September 30, 1998, the following whole years of credited service:
Messrs. McGinnis-26 years; Mulcahy-30 years; Elsesser-13 years; Neville-14 years; Mannix-35 years; and Ms. Wray- 19 years. Earnings used in calculating benefits under the retirement plans are approximately equal to amounts included in the Salary and Bonus columns in the Summary Compensation Table on page .


                               DEATH BENEFIT PLAN

The Company maintains, at no cost to the participants, an unfunded Executive Life Plan to provide supplemental benefits to certain key members of management, generally at the level of division vice president and above. The Plan provides a death benefit, after retirement of the participant, to his or her named beneficiary in an amount equal, on an after-tax basis, to 50% of the participant's last full year's salary and bonus prior to retirement. To be eligible for the benefit, a participant must at the time of retirement meet certain conditions, including (1) being enrolled in the Company's Partnership Life Plan, which is available to almost all non-union administrative and production employees in the United States, with coverage of at least one times earnings; and (2) being age 55 with at least two years of service, or having a combination of age and years of service equal to at least 80. Ms. Wray and Messrs. Mannix and Neville participated in the Executive Life Plan during fiscal year 1998.


                                  GRANTOR TRUST

The Company has established and funded an irrevocable grantor trust to provide a source of funds to assist the Company in meeting its obligations under certain employee benefit plans and programs in which the Named Executive Officers, as well as other employees, participate. At the present time, assets of the trust consist of the Company's Common Stock and life insurance policies. In the event that the Company is in default of its funding obligations under the trust, payment of obligations under those plans and programs will immediately accelerate unless the employee elects to defer payment.




          CHANGE-IN-CONTROL AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

The Company has Management Continuity Agreements with each of the Named Executive Officers. The agreements provide that the Officers will receive severance compensation in the event of their voluntary or involuntary termination after a change in control of the Company. The compensation would be equal to the present value of continuing the Officers' salary and bonus for a three year period following their termination of employment, the continuation of other executive benefits for the same period and certain pension bridging payments. The three year period would be reduced for each complete year the Officer remains employed following the change in control. No payments would be made if the Officer terminates employment because of death, disability or normal retirement, or for cause. Payments would not continue beyond the Officer's normal retirement date.



                            HUMAN RESOURCES COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

The Human Resources Committee (the "Committee") consists entirely of non-employee directors free from relationships with the Company that might be considered a conflict of interest. It approves direct and indirect compensation of all Executive Officers and administers, and makes awards under the 1996 Incentive Stock Plan which was approved by shareholders in February, 1996. Stock-based awards, such as stock options and restricted stock, may be granted under such Plan to officers and other key employees of the Company.

COMPENSATION  PHILOSOPHY

The Company's executive compensation program is designed to provide total compensation that can attract, retain and motivate key employees. It implements this plan by employing a pay-at-risk approach in which base pay is kept below the median for comparable executive positions at comparison companies while developing incentive programs intended to provide such employees the opportunity to achieve total compensation at or above a specific target level for
exceptional  performance.    In  determining  competitive  pay  standards,  the
Committee is apprised of published surveys of pay practices of other U.S. based corporations of similar size with which the Company may compete in recruiting executive talent.

In addition to base salary, the Committee has established compensation incentives in the form of annual cash bonus awards, intermediate term bonus awards payable in cash and/or mandatorily-deferred equity equivalents and long-term stock-based incentive awards to compensate its key executives. The cash awards are tied to the performance of the Company and of the executive. The stock-based awards are designed to encourage Company stock linkage and ownership by executives and to foster a management perspective that is in alignment with shareholders' interests.

SALARIES

The Committee establishes the salaries of executives based on its assessment of the individual's responsibilities, experience, individual performance and contribution to the Company's performance. The Committee also takes into account compensation data from other companies as described above; historical compensation levels at the Company; the competitive environment for attracting and retaining executives; and, for the past fiscal year, in the case of Executive Officers other than the co-Chief Executive Officers, the recommendation of Messrs. McGinnis and Mulcahy. The Company attempts to set base salary levels at or below the median level for executives holding positions of similar responsibility and complexity at corporations surveyed by outside consultants. The salaries for Named Executive Officers are set forth in the
Summary  Compensation  Table  on  page   .

ANNUAL  CASH  BONUS  AWARD  PROGRAMS

Annual cash bonuses are set each year at, or shortly after, the end of the Company's fiscal year. Executive Officers have an opportunity to earn an award based on a combination of individual performance and the overall performance of the Company or, in the case of certain operating unit executives, the performance of that unit. Individual performance is rated based on a subjective assessment of factors including quality and implementation of strategic plans, organizational and management development and special project leadership. For fiscal 1998, the following bonus programs applied with respect to the Executive
Officers:

CHIEF  EXECUTIVE  OFFICERS - Messrs. McGinnis and Mulcahy's bonuses were awarded
--------------------------
under a bonus plan for the Office of the Chief Executive Officer. Under this plan, the co-Chief Executive Officers were each awarded a bonus which was measured on Company performance (80%) and a subjective assessment by the Committee of their joint performance as co-Chief Executive Officers (20%). Company performance was evaluated based on fully-diluted earnings per share
("EPS")  growth  versus  prior  year  EPS.

CORPORATE  STAFF OFFICERS - Bonuses for Mr. Elsesser and certain other Corporate
-------------------------
staff officers were measured on Company performance (50%) and a subjective assessment of individual performance (50%). As with Messrs. McGinnis and Mulcahy, Company performance was measured by comparing fully-diluted EPS growth for fiscal year 1998 with the prior year EPS.

EVEREADY BATTERY COMPANY - Eveready's bonus plan, in which one Executive Officer
------------------------
participated, measured bonuses based on Eveready's performance and a subjective assessment of individual performance. Eveready's performance was measured based on its earnings before income taxes, adjusted for unusual items, compared to a similar calculation of the prior year's earnings. Performance was ranked subjectively in one of five brackets. Eveready performance accounted for 70% of the bonus and individual performance for 30%.

The Committee expects to continue to utilize executive bonus plans with varying measures of individual and/or corporate performance for determining all or part of bonuses for Executive Officers.

INTERMEDIATE  TERM  BONUS  PLANS

A 1996 Leveraged Incentive Plan was implemented effective October 1, 1996, for a select group of key executives, including the co-Chief Executive Officers. Executives were included based on an assessment that the group would be able to significantly and positively enhance shareholder value. At the end of three years, if certain Common Stock performance benchmarks are reached, a cash award equal to a percentage of three years' aggregate base salary will be payable to the participants. The benchmarks are based on total shareholder return, or "TSR". This measures Common Stock price appreciation plus reinvested dividends or, for executives of operating units, certain business unit earnings benchmarks In addition, if the TSR over the three years meets or exceeds the 75th percentile of the TSR for a peer competitor group of the Company, an additional percentage of aggregate base salary for the three year period may be earned. The peer group evaluated for this purpose is not identical to the peer group reflected in the Performance Graph on page . The Committee believes that tying payment under the plan to increases in shareholder value and business unit performance is consistent with its philosophy of maintaining a relatively high portion of pay at risk.

DEFERRALS  OF  BONUS  AWARDS

The Committee exercises its discretion in determining whether to permit eligible employees, including Executive Officers, to defer payment of their cash bonus or other cash compensation under the terms of the Deferred Compensation Plan for Key Employees. The terms of that Plan may include, in any particular year, an additional Company match on deferrals in the Equity Option of the Plan. It has been determined that deferrals into the Equity Option of annual cash bonuses earned in fiscal year 1998 will be credited with a 25% Company match which is subject to certain vesting requirements. The Committee believes that this provision of the Plan further aligns the executive's interests with those of shareholders of the Company by encouraging an investment in Company stock equivalents and adds a retention feature through the vesting requirement.

STOCK  AWARDS

Stock-based incentive awards consist principally of stock options and restricted stock awards which are granted from time to time under the 1996 Incentive Stock Plan (the "1996 Plan"). Prior awards were granted under the 1988 Incentive Stock Plan, which is substantially identical to the present plan. In general, the Committee bases its decisions to grant stock-based incentives on the number of shares of Common Stock outstanding, the number of shares of Common Stock authorized by shareholders under the 1996 Plan, the number of options and shares of restricted Common Stock held by the executive for whom an award is being considered and the other elements of the executive's compensation, as well as the Company's compensation objectives and policies described above. As with the determination of base salaries and a portion of bonus awards, the Committee exercises subjective judgment and discretion in view of the above criteria and its general policies.

Stock options granted by the Committee entitle the recipient to purchase a specified number of shares of the Company's Common Stock, after certain vesting provisions have been met, at an option price which is equal to the fair market value of the Common Stock at the time of grant. They provide executives with an opportunity to buy and maintain an equity interest in the Company while linking the executive's compensation directly to shareholder value since the executive receives no benefit from the option unless all shareholders have benefited from an appreciation in the value of the Company's Common Stock. In addition, since the options "vest" serially, generally in three or four segments over a period of three to ten years after the date of grant, they function as a retention device while encouraging the executive to take a longer-term view about decisions impacting the Company.

Restricted stock awards consist of grants of the Company's Common Stock subject to certain restrictions. The restricted shares may not be sold, pledged or otherwise transferred until the restrictions lapse. Dividends, and interest on the dividends, accumulate until distributed when restrictions on the underlying shares lapse. Restricted stock awards further the goal of retaining key executives by encouraging stock ownership while linking executive performance with shareholder value.

Details  of stock options awarded to Executive Officers of the Company in fiscal
year  1998  are  set  forth  on  pages     and       of  this  Proxy  Statement.

COMPENSATION  FOR  THE  CO-CHIEF  EXECUTIVE  OFFICERS

Messrs. McGinnis and Mulcahy were elected co-Chief Executive Officers effective October 1, 1997. On August 1, 1997, their base pay was increased to reflect their additional responsibilities in the transition period prior to their election. Their base pay during fiscal year 1998 remained at the same level at which it had been set August 1, 1997. The Committee has determined that their base salaries and bonuses will be based on an assessment of their joint performance as co-Chief Executive Officers.

The Committee awarded an annual bonus to Messrs. McGinnis and Mulcahy based on qualitative and quantitative factors described under "Annual Cash Bonus Award Programs" above. This included a subjective assessment of their performance in their first year as co-Chief Executive Officers. This assessment focused on several key elements. The Committee rated very highly their ability to work in tandem to manage the Company's two global businesses. The Committee also took into account their efforts in connection with the sale of Protein Technologies International, Inc. and the purchase of Edward Baker Petfoods in December, 1997, as well as the spin-off of Agribrands International, Inc. in March, 1998. Messrs. McGinnis and Mulcahy participate in the 1996 Leveraged Incentive Plan. Each has a base award target of 100% of aggregate earnings over the term of the Plan, and a peer group target of 50% of such aggregate salary.

In November 1997 and September, 1998, the Committee awarded the co-Chief Executive Officers options to purchase Company stock. Details of those awards are found on page . In determining the size of the awards, the Committee reviewed current data derived from a survey of peer companies and reviewed the economic value of the median award most recently granted to the incumbent chief executive officers. With the advice of outside consultants, this economic value was translated into equivalent value in options to purchase Company stock. The results were then evaluated in the context of competitive market pay and historical option grants made to Messrs. McGinnis and Mulcahy and to the former chief executive officer of the Company.

DEDUCTIBILITY  OF  CERTAIN  EXECUTIVE  COMPENSATION

A feature of the Omnibus Budget Reconciliation Act of 1993 sets a limit on deductible compensation of $1,000,000 per year per person for those executives designated as named executive officers in the Proxy Statement. The Committee has mandated or reserved the right to mandate the deferral of certain bonus and salary payments to such officers, including payments under the 1996 Leveraged Incentive Plan and a portion of the fiscal year 1998 salary of the co-Chief
Executive Officers. While it is the general intention of the Committee to meet the requirements for deductibility, the Committee may approve payment of non-deductible compensation from time to time if unusual circumstances warrant it. The Committee will continue to review and monitor its policy with respect to the deductibility of compensation.


              W. H. Danforth  -  Chairman       J. H. Biggs
              M. D. Ingram                      K. D. Ortega


                                PERFORMANCE GRAPH

The graph below is presented in accordance with SEC requirements. You should be cautioned against drawing any conclusions from the data in the graph, as past results do not necessarily indicate future performance. The graph does not reflect the Company's forecast of future financial performance.

Despite anything to the contrary in any of the Company's previous SEC filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following graph and the Human Resources Committee Report on Executive Compensation set forth above will not be incorporated by reference into any such filings.

The line graph below compares the annual percentage change in cumulative total shareholder return for Ralston Purina Company's Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Food Index.


    COMPARISON OF CUMULATIVE TOTAL RETURN ON $100 INVESTED IN RALSTON PURINA
          PURINA COMPANY COMMON STOCK ON SEPTEMBER 30, 1993 VS. S&P 500
                            AND S&P FOOD INDICES (1)


                                    [Insert  graph]



[FN]
     1 On March 31, 1994 (as depicted by the first solid vertical line) the Company spun-off one share of Common Stock of Ralcorp Holdings, Inc. for every three shares of Ralston-RPG Stock then held, which for performance purposes for the Company's Common Stock has been treated as a special one-time stock dividend in which the Ralcorp dividend was assumed liquidated with the proceeds from the sale being reinvested in Ralston-RPG Stock. The Ralston-RPG Stock was subsequently redesignated as Ralston Purina Company Common Stock. On April 1, 1998 (as depicted by the second solid vertical line), the Company spun-off one share of Common Stock of Agribrands International, Inc. for every ten shares of Company Common Stock then held. The Agribrands shares received are assumed to be liquidated with the proceeds from the sale being reinvested in Company Common Stock. For the S&P 500 and the S&P Food Indices, cumulative returns are measured for the period September 30, 1993 through September 30, 1998, with the value of each index set to $100 on September 30, 1993. Total return assumes reinvestment of dividends.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

Any proposals to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company, directed to the attention of the Secretary, no later than August , 1999 in order to be included in the Company's proxy statement and form of proxy for that meeting. The proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the Bylaws of the Company. Under the Company's Bylaws, proposals will be considered untimely and will not be presented at that meeting unless they are received by the Company, directed to the attention of the Secretary, no later than December
  ,  1999.

                            By order of the Board of Directors,



                            Nancy  E.  Hamilton
                            Secretary
December    ,  1998

                                                                      EXHIBIT  A


                RALSTON PURINA COMPANY 1999 INCENTIVE STOCK PLAN

                         SECTION I.  GENERAL PROVISIONS

A.    PURPOSE  OF  PLAN

The purpose of the Ralston Purina Company 1999 Incentive Stock Plan (the "Plan") is to enhance the profitability and value of the Company for the benefit of its shareholders by providing for stock options and other stock awards to attract, retain and motivate officers and other key employees who make important contributions to the success of the Company.

B.    DEFINITIONS  OF  TERMS  AS  USED  IN  THE  PLAN

"AFFILIATE" shall mean any entity fifty percent or more of whose outstanding voting securities, or beneficial ownership for entities other than corporations, is owned, directly or indirectly, by the Company, or which otherwise controls, is controlled by, or is under common control with, the Company.

"AWARD" shall mean an Option, including a Restoration Option, or any Other Stock Award, granted under the terms of the Plan.

"AWARD AGREEMENT" shall mean the document or documents evidencing an Award granted under the Plan.

"BENEFICIAL OWNERSHIP" shall mean "beneficial ownership" as defined in Rule 13d-3 promulgated under Section 13(d) of the Exchange Act.

"BOARD"  shall  mean  the  Board  of  Directors  of  the  Company.

"CHANGE OF CONTROL" shall mean any one of the following events: (i) an acquisition by any person, entity or Group of the Beneficial Ownership of fifty percent or more of the then outstanding voting securities of the Company, other than acquisitions by the Company, any Affiliate, any person acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company; (ii) a change in the membership of the Board such that Continuing Directors shall have ceased (for any reason) to constitute at least a majority of the Board; (iii) the approval by shareholders of a merger or consolidation of the Company with any other person, other than (a) a merger or consolidation which would result in the voting securities of the Company immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent of the combined voting power of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or a similar transaction) in which no person acquires more than thirty percent of the combined voting power of the Company's then outstanding securities; or (iv) the sale, spin-off or reverse spin-off or other series of disposition of assets of the Company, within a one year period, constituting more than one-third of the net assets (at fair market value) of the Company and its Affiliates, or of businesses accounting for more than one-third of the net consolidated earnings of the Company and its Affiliates as of the most recent fiscal year end.

"CODE" shall mean the Internal Revenue Code of 1986, and amended, and the regulations promulgated thereunder.

"COMMITTEE" shall mean the Human Resources Committee of the Board, or any successor committee the Board may designate to administer the Plan. Each member of the Committee shall be (i) an "outside director" within the meaning of
Section 162(m) of the Code, subject to any transitional rules applicable to the definition of outside director, and (ii) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, or otherwise qualified to administer the Plan as contemplated by that Rule or any successor Rule under the Exchange Act.

"COMMON STOCK" shall mean Ralston Purina Company $.10 par value Common Stock, and, at the discretion of the Board, may also mean any other authorized class or series of Common Stock of an Affiliate or Common Stock of the Company outstanding upon the reclassification of the Common Stock or any other class or series of Common Stock, including, without limitation, by means of any stock split, stock dividend, creation of targeted stock, or other distributions of stock in respect of stock, or any reverse stock split, or by reason of any recapitalization, merger or consolidation of the Company.

"COMPANY"  shall  mean  Ralston  Purina  Company.

"CONTINUING DIRECTOR" shall mean a member of the Board as of the date hereof, and any additional member or successor of any such Continuing Director who was nominated for election to the Board by Continuing Directors then in office.

"CORPORATE OFFICER" shall mean any President, Chief Executive Officer, Chief Financial Officer, Corporate Vice President, Secretary or Treasurer of the Company, and any other officers designated as corporate officers by the Board.

"DIRECTOR"  shall  mean  any  non-Employee  member  of  the  Board.

"EMPLOYEE" shall mean any person who is employed by the Company or an Affiliate.

"EXCHANGE  ACT"  shall  mean  the  Securities  Exchange Act of 1934, as amended.

"FAIR MARKET VALUE" of the Common Stock shall mean the closing price as reported on the Composite Tape of the New York Stock Exchange, Inc. on the date that such Fair Market Value is to be determined, or if no shares were traded on the determination date, the immediately preceding day on which the Common Stock was traded, or the fair market value as determined by any other method adopted by the Committee (or with respect to Awards granted to Directors, by the Board) which the Committee or the Board, as the case may be, may deem appropriate under the circumstances, or as may be required in order to comply with or to conform to the requirements of applicable laws or regulations.

"GROUP" shall mean a "group" as defined by either Section 13(d) or Section 14(d)(2) of the Exchange Act.

"OPTION" shall mean the right, granted under the Plan, to purchase a specified number of shares of Common Stock, at a fixed price for a specified period of time.

"OTHER  STOCK AWARD" shall mean any Award granted under Section III of the Plan.

"PHANTOM STOCK OPTION" shall mean an Option, granted under the Plan, which provides that in lieu of receiving shares of Common Stock upon exercise, the recipient will receive, in cash, the excess of the Fair Market Value of the Common Stock at exercise over the exercise price set forth in the Award Agreement for the Phantom Stock Option.

"RESTORATION OPTION" shall mean an Option granted upon exercise of an outstanding Option, provided that the exercise price is paid by tendering previously owned shares of Common Stock by the Employee or Director. The number of shares subject to a Restoration Option shall be equal to the number of shares so tendered in payment of the exercise price.

"RESTRICTED STOCK AWARD" shall mean an Award of shares of Common Stock on which are imposed restrictions on transferability or other shareholder rights, including, but not limited to, restrictions which subject such Award to a "substantial risk of forfeiture" as defined in Section 83 of the Code.

"STOCK APPRECIATION RIGHT" shall mean a right granted to an Employee under the terms of the Plan to receive an amount equal to the excess of the Fair Market
Value of one share of Common Stock as of the date of exercise of the Stock Appreciation Right over the price per share of Common Stock specified in the Award Agreement of which it is a part.

"TERMINATION FOR CAUSE" shall mean an Employee's termination of employment with the Company or an Affiliate because of the Employee's willful engaging in gross misconduct' provided, however, that a Termination for Cause shall not include termination attributable to (i) poor work performance, bad judgment or negligence on the part of the Employee, (ii) an act or omission believed by the Employee in good faith to have been in or not opposed to the best interests of the Company and reasonably believed by the Employee to be lawful, or (iii) the good faith conduct of the Employee in connection with a Change of Control
(including  opposition  to  or  support  of  such  Change  of  Control).

C.    SCOPE  OF  PLAN  AND  ELIGIBILITY

Any Employee selected by the Committee, and any member of the Board, shall be eligible for any Award contemplated under the Plan.

D.    AUTHORIZATION  AND  RESERVATION

The Company shall establish a reserve of authorized shares of Common Stock in the amount of 19,000,000 shares. This reserve shall represent the total number of shares of Common Stock that may be presently issued pursuant to Awards, including Restoration Options, subject to increase as described below. The reserves may consist of authorized but unissued shares of Common Stock or of reacquired shares, or both. Upon the forfeiture or expiration of an Award, all shares of Common Stock not issued thereunder shall become available for the granting of additional Awards. In addition, upon the tendering of shares of Common Stock in payment of the exercise price of any Options granted under the Plan, or the Company's 1988 or 1996 Incentive Stock Plans, the reserve shall be increased in an amount equal to the number of shares so tendered, and such additional reserved shares shall become available for the granting of additional Awards. Awards under the Plan which are payable in cash instead of shares of Common Stock will not be counted against the reserve unless they are ultimately paid in shares of Common Stock.



E.    GRANT  OF  AWARDS  AND  ADMINISTRATION  OF  THE  PLAN

1. The Committee shall determine those Employees eligible to receive Awards and the amount, type and terms of each Award, subject to the provisions of the Plan, and it shall have the power to delegate responsibility to others to select Employees other than Corporate Officers eligible to receive Awards and the amount of each such Award, on terms determined by the Committee. The Board shall determine the amount, type and terms of each Award to a Director, subject to the provisions of the Plan. In making any determinations under the Plan, the Committee or the Board, as the case may be, shall be entitled to rely on reports, opinions or statements of officers or employees of the Company, as well as those of counsel, public accountants and other professional or expert persons. All determinations, interpretations and other decisions under or with respect to the Plan or any Award by the Committee or the Board, as the case may be, shall be final, conclusive and binding upon all parties, including without limitation, the Company, any Employee or Director, and any other person with rights to any Award under the Plan, and no member of the Board or the Committee shall be subject to individual liability with respect to the Plan.

2. The Committee shall administer the Plan and, in connection therewith, it shall have full power to construe and interpret the Plan, establish rules and regulations and perform all other acts it believes reasonable and proper, including the power to delegate responsibility to others to assist it in administering the Plan. To the extent, however, that such construction and interpretation or establishment of rules and regulations relates to or affects any Awards granted to Directors, the Board must ratify such construction, interpretation or establishment.

3. During the term of the Plan, the aggregate number of shares of Common Stock that may be the subject of performance-based Awards, as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, (including Stock Options, but not Restoration Options) that may be granted to any one Employee or Director during any one fiscal year may not exceed 1,900,000, and the aggregate number of shares of Common Stock that may be the subject of Restoration Options that may be granted to any one Employee or Director during any one fiscal year may not exceed 950,000. These amounts are subject to adjustment as provided in
Section  VI.  F.  below.    Any  stock-related deferred compensation will not be
applied against this limit. Awards granted in a fiscal year but cancelled during that same year will continue to be applied against the annual limit for that year.

4. Awards granted under the Plan shall be evidenced in the manner prescribed by the Committee from time to time in accordance with the terms of the Plan. The terms of each Award shall be set forth in an Award Agreement, and the Committee may require that a recipient execute and deliver the Award Agreement to the Company in order to evidence his or her acceptance of the Award.

                           SECTION II.  STOCK OPTIONS

A.  DESCRIPTION

The Committee or, in the case of Awards granted to Directors, the Board, may grant Options that qualify as "Incentive Stock Options" under Section 422 of the Code, and it may grant Options that do not so qualify. Unless the Committee determines otherwise, Options granted under the Plan will be non-qualified stock options. At the discretion of the Committee or the Board, in the case of Options granted to Directors, an Employee or Director may also be eligible to receive a Restoration Option in connection with an Option exercise, as more particularly set forth below.

B.  TERMS  AND  CONDITIONS

1. Each Option shall be set forth in a written Award Agreement containing such terms and conditions as the Committee, or in the case of Awards granted to Directors, the Board, may determine, subject to the provisions of the Plan.

2. The option price of shares of Common Stock subject to any Option shall not be less than the Fair Market Value of the Common Stock at the time that the Option is granted.

3. The Committee, or in the case of Awards granted to Directors, the Board, shall determine the vesting schedules and the terms, conditions and limitations governing exercisability of Options granted under the Plan. Unless determined otherwise, an Option may not be exercised until a period of at least one year has elapsed from the date of grant, and the term of any Option granted hereunder shall not exceed ten years.

4. The purchase price of any shares of Common Stock pursuant to exercise of any Option must be paid in full upon such exercise. The payment shall be made in cash, in United States dollars, or by tendering shares of Common Stock owned by the Employee or Director (or the person exercising the Option). If shares of Common Stock are tendered, they must have been owned at least six months prior to such tendering (or such other time period as may be established by the Committee).

5. The terms and conditions of any Incentive Stock Options granted hereunder shall be subject to and shall be designed to comply with the provisions of
Section 422 of the Code, and any other administrative procedures adopted by the Committee from time to time. Incentive Stock Options may not be granted to any person who is not an Employee at the time of grant.

C.  RESTORATION  OPTIONS

The Committee, or, in the case of Awards granted to Directors, the Board, may provide either at the time of grant or subsequently that an Option include the right to acquire a Restoration Option. An Option which provides for the grant of a Restoration Option shall entitle the Employee or Director, upon exercise of the Option (in whole or in part) prior to termination of employment or retirement or resignation as a Director and satisfaction of the option price in shares of Common Stock, to receive a Restoration Option. In addition to any other terms and conditions set forth in the Award Agreement, the Restoration Option shall be subject to the following terms: (i) the number of shares of Common Stock subject to the Restoration Option shall not exceed the number of shares used to satisfy the Option price of the original Option (which shares must have been owned for the time period described in B.4 above), (ii) the grant date of the Restoration Option will be the date of exercise of the original Option, (iii) the Option price per share shall be the Fair Market Value on the Option grant date, (iv) the Restoration Option shall be exercisable no earlier than one year after the Option grant date, (v) shares of Common Stock received upon exercise of the original Option must be held by the Employee or Director for at least one year following exercise, (vi) the term of the Restoration Option shall not extend beyond the term of the original Option, and (vii) the Restoration Option will comply with all other provisions of the Plan. The Committee, or in the case of Awards granted to Directors, the Board, shall, in addition to all other powers granted to it under the Plan, have the power to designate any limitations on the frequency of the grants of Restoration Options to any Employee or Director, and may require, as a condition to the grant of Restoration Options, that the recipient agree not to resell shares received upon exercise of the original Option (which original Option may be a Restoration Option) for a period not to exceed two years. The Committee may also grant Restoration Options with respect to any Option grant under the Company's 1988 and 1996 Incentive Stock Plans.

                         SECTION III. OTHER STOCK AWARDS

In addition to Options, the Committee may grant Other Stock Awards to Employees payable in Common Stock or cash upon such terms and conditions as the Committee may determine, subject to the provisions of the Plan. Directors are not eligible to receive Other Stock Awards under the Plan. Other Stock Awards may include, but are not limited to, the following types of Awards:

A. RESTRICTED STOCK AWARDS. The Committee may grant Restricted Stock Awards, each of which consists of a grant of shares of Common Stock, subject to terms and conditions determined by the Committee in its sole discretion as well as to the provisions of the Plan. Such terms and conditions shall be set forth in a written Award Agreement. The shares of Common Stock granted will be restricted and may not be sold, pledged, transferred or otherwise disposed of until the lapse or release of restrictions in accordance with the terms of the Award Agreement and the Plan. Prior to the lapse or release of restrictions, all shares of Common Stock which are the subject of a Restricted Stock Award are subject to forfeiture in accordance with Section IV of the Plan. Shares of Common Stock issued pursuant to a Restricted Stock Award will be issued for no monetary consideration.

B. STOCK RELATED DEFERRED COMPENSATION. The Committee may, in its discretion, permit the deferral of payment of an Employee's cash bonus or other cash compensation in the form of either Common Stock or Common Stock equivalents (with each such equivalent corresponding to a share of Common Stock), under such terms and conditions as the Committee may prescribe in the Award Agreement relating thereto, including the terms of any deferred compensation plan under which such Common Stock equivalents may be granted. In addition, the Committee may, in any fiscal year, provide for an additional matching deferral to be credited to an Employee's account under such deferred compensation plans. The Committee may also permit account balances of other cash or mutual fund accounts maintained pursuant to such deferred compensation plans to be converted, at the discretion of the participant, into the form of Common Stock equivalents, or to permit Common Stock equivalents to be converted into account balances of such other cash or mutual fund accounts, upon the terms set forth in such plans as well as such other terms and conditions as the Committee may, in its discretion, determine. The Committee may, in its discretion, determine whether any deferral in the form of Common Stock equivalents, including deferrals under the terms of any deferred compensation plans of the Company, shall be paid on distribution in the form of cash or in shares of Common Stock.

C. STOCK APPRECIATION RIGHTS AND PHANTOM STOCK OPTIONS. The Committee may, in its discretion, grant Stock Appreciation Rights or Phantom Stock Options to Employees, subject to terms and conditions determined by the Committee in its sole discretion. Such terms and conditions shall be set forth in a written Award Agreement. Each Stock Appreciation Right or Phantom Stock Option shall entitle the holder thereof to elect, prior to its cancellation or termination, to exercise such unit or option and receive either cash or shares of Common Stock, or both, as the Committee may determine, in an aggregate amount equal in value to the excess of the Fair Market Value of the Common Stock on the date of such election over the Fair Market Value on the date of grant of the Stock Appreciation Right or Phantom Stock Option; except that if a Stock Appreciation Right is granted retroactively with respect to any outstanding Option granted under the Plan, the designated Fair Market Value in the applicable Award Agreement may be the Fair Market Value on the date that the Option was granted. The Committee may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates. Stock Appreciation Rights may be granted on a "free-standing" basis or in conjunction with all or a portion of the shares of Common Stock covered by an Option, either at the time of grant of the Option or at any time thereafter during the term of the Option. In addition to any other terms and conditions set forth in the Award Agreement, Stock Appreciation Rights and Phantom Stock Options shall be subject to the following terms: (i) Stock Appreciation Rights and Phantom Stock Options may not be exercised within the first year after the date of grant, (ii) the Committee may, in its sole discretion, disapprove an election to surrender any Stock Appreciation Right or Phantom Stock Option for cash in full or partial settlement thereof, provided that such disapproval shall not effect the Employee's right to surrender the Stock Appreciation Right or Phantom Stock Option at a later date for shares of Common Stock or cash, and (iii) No Stock Appreciation Right or Phantom Stock Option may be exercised unless the holder thereof is at the time of exercise an Employee and has been continuously an Employee since the date the Stock Appreciation Right or Phantom Stock Option was granted, except that the Committee may permit the exercise of any Stock Appreciation Right or Phantom Stock Option for any period following the Employee's termination of employment not in excess of the original term of the Award on such terms and conditions as it shall deem appropriate and specify in the related Award Agreement.


                        SECTION IV.  FORFEITURE OF AWARDS

A. Unless the Committee, or in the case of a Director, the Board, shall have determined otherwise, the recipient of any Award pursuant to the Plan shall forfeit all amounts or shares of Common Stock not payable or rights not exercisable upon the occurrence of any of the following events:

1.    The  recipient  is  Terminated  for  Cause.

2. The recipient voluntarily terminates his or her employment other than by retirement after attainment of age 62, or such other age as may be provided for in the Award Agreement.

3.    The  recipient  engages  in competition with the Company or any Affiliate.

4. The recipient engages in any activity or conduct contrary to the best interests of the Company or any Affiliate, including, but not limited to, conduct that breaches the recipient's duty of loyalty to the Company or an Affiliate or that is materially injurious to the Company or an Affiliate, monetarily or otherwise, such as (i) disclosing or misusing any confidential information pertaining to the Company or an Affiliate; (ii) any attempt, directly or indirectly, to induce any Employee of the Company or any Affiliate to be employed or perform services elsewhere, or (iii) any direct or indirect attempt to solicit, or assist another employer in soliciting, the trade of any customer or supplier or prospective customer of the Company or any Affiliate.

B. The Committee or the Board, as the case may be, may include in any Award Agreement any additional or different conditions of forfeiture it may deem appropriate, and may waive any condition of forfeiture stated above or in the Award Agreement.

C. In the event of forfeiture, the recipient shall lose all rights in and to the Award. Except in the case of Restricted Stock Awards as to which restrictions have not lapsed, this provision, however, shall not be invoked to require any recipient to transfer to the Company any Common Stock already received under an Award.

D. Such determinations as may be necessary for application of this Section, including any grant of authority to others to make determinations under this Section, shall be at the sole discretion of the Committee, or in the case of Awards granted to Directors, of the Board, and such determinations shall be conclusive and binding.

              SECTION V.  BENEFICIARY DESIGNATION; DEATH OF AWARDEE

A. An Award recipient may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the recipient, an Option, Stock Appreciation Right or Phantom Stock Option, or to receive, in such event, any Other Stock Awards. The Committee reserves the right to review and approve beneficiary designations. A recipient may from time to time revoke or change any such designation or beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option, Stock Appreciation Right or Phantom Stock Option, or to receive any Other Stock Award, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

B.    Upon  the  death  of  an Award recipient, the following rules shall apply:

1. An Option, to the extent exercisable on the date of the recipient's death, may be exercised at any time within three years after the recipient's death, but not after the expiration of the term of the Option. The Option may be exercised by the recipient's designated beneficiary or personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution, or by the transferee of the Option in accordance with the provisions of Section VI.A.

2. In the case of any Other Stock Award, any shares of Common Stock or cash payable shall be determined as of the date of the recipient's death, in accordance with the terms of the Award Agreement, and the Company shall issue such shares of Common Stock or pay such cash to the recipient's designated beneficiary or personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution.

                     SECTION VI.  OTHER GOVERNING PROVISIONS

A.    TRANSFERABILITY

Except as otherwise noted herein, no Award shall be transferable other than by beneficiary designation, will or the laws of descent and distribution, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him or by his guardian or legal representative; provided, however, that an Award recipient may be permitted, in the sole discretion of the Committee or its delegee, to transfer to such recipient's immediate family, family trust or family partnership as defined by the Committee or its delegee, an Option granted pursuant to Section II hereof, subject to such terms and conditions as the Committee or its delegee, in their sole discretion, shall determine.

B.    RIGHTS  AS  A  SHAREHOLDER

A recipient of an Award shall, unless the terms of the Award Agreement provide otherwise, have no rights as a shareholder, with respect to any Options or shares of Common Stock which may be issued in connection with an Award, until the issuance of a Common Stock certificate for such shares, and no adjustment other than as stated herein shall be made for dividends or other rights for which the record date is prior to the issuance of such Common Stock certificate. In addition, with respect to Restricted Stock Awards, recipients shall have only such rights as a shareholder as may be set forth on the certificate or in the terms of the Award Agreement.

C.    GENERAL  CONDITIONS  OF  AWARDS

No Employee, Director or other person shall have any rights with respect to the Plan, the shares of Common Stock reserved or in any Award, contingent or otherwise, until an Award Agreement shall have been delivered to the recipient and all of the terms, conditions and provisions of the Plan applicable to such recipient shall have been met.

D.    RESERVATION  OF  RIGHTS  OF  COMPANY

Neither the establishment of the Plan nor the granting of an Award shall confer upon any Employee any right to continue in the employ of the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate to terminate such employment at any time. No Award shall be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, pension or retirement plans of the Company or any Affiliate, unless the Committee shall determine otherwise.

E.    ACCELERATION

The Committee, or, with respect to any Awards granted to Directors, the Board, may, in its sole discretion, accelerate the vesting or date of exercise of any Awards.

F.    EFFECT  OF  CERTAIN  CHANGES

In the event of any extraordinary dividend, stock split-up, stock dividend, issuance of targeted stock, recapitalization, warrant or rights issuance or combination, exchange or reclassification with respect to the Common Stock or any other class or series of Common Stock of the Company, or consolidation, merger or sale of all, or substantially all, of the assets of the Company, the Committee or its delegee shall cause such equitable adjustments as it deems appropriate to be made to the shares reserved under Section I.D of the Plan, the limits on Awards set forth in Section I.E.3 of the Plan, and the terms of outstanding Awards, to reflect such event and preserve the value of such Awards. In the event that the Committee determines that any such event has a minimal effect on the value of Awards, it may elect not to cause any such adjustments to be made. In all events, the determination of the Committee or its delegee shall be conclusive. If any such adjustment would result in a fractional share of Common Stock being issued or awarded under this Plan, such fractional share shall be disregarded.

G.    WITHHOLDING  OF  TAXES

The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award. The recipient may elect, subject to approval by the Committee, to have shares withheld by the Company in satisfaction of such taxes, or to deliver other shares of Common Stock owned by the recipient in satisfaction of such taxes. With respect to Corporate Officers, Directors or other recipients subject to Section 16(b) of the Exchange Act, the Committee or, with respect to Awards granted to Directors, the Board, may impose such other conditions on the recipient's election as it deems necessary or appropriate in order to exempt such withholding from the penalties set forth in said Section. The number of shares to be withheld or delivered shall be calculated by reference to the Fair Market Value of the Common Stock on the date that such taxes are determined.

H.    NO  WARRANTY  OF  TAX  EFFECT

Except as may be contained in the terms of any Award Agreement, no opinion is expressed nor warranties made as to the tax effects under federal, state or local laws or regulations of any Award granted under the Plan.

I.    AMENDMENT  OF  PLAN

The Board may, from time to time, amend, suspend or terminate the Plan in whole or in part, and if terminated, may reinstate any or all of the provisions of the Plan, except that (i) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination, in a manner which would reasonably be considered to be adverse to the recipient, without the recipient's consent;
(ii) no amendment may be made to increase the number of shares of Common Stock reserved under Section I.D of the Plan; (iii) no amendment may be made to increase any limitation set forth in the Plan on the number of shares of Common Stock which may be the subject of Awards issued to any Employee or Director, and
(iv) no amendment may withdraw the authority of the Committee to administer the Plan.

J.    CONSTRUCTION  OF  PLAN

The place of administration of the Plan shall be in the State of Missouri and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri, without giving regard to the conflict of laws provisions thereof.

K.    UNFUNDED  NATURE  OF  PLAN

The Plan, insofar as it provides for cash payments, shall be unfunded, and the Company shall not be required to segregate any assets which may at any time be awarded under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations which may be created by the terms of any Award Agreement entered into pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

L.    SUCCESSORS

All obligations of the Company under the Plan, with respect to any Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.


                      SECTION VII.  EFFECTIVE DATE AND TERM

The Plan shall be effective upon adoption by the shareholders of the Company, at which time the Company's 1996 Incentive Stock Plan shall terminate and no further Awards may be granted under that Plan. The Plan shall continue in effect until December 31, 2008, when it shall terminate. Upon termination, any balances in the Reserve established under Section I.D shall be cancelled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary, to complete all of the Company's obligations under outstanding Awards or to conclude the administration of the Plan.

LANGUAGE  ON  FRONT  OF  PROXY  CARD

Ralston  Purina        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 Company               FOR ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 3, 1999 AT
                       2:30  P.M. HYATT  REGENCY HOTEL, ST. LOUIS UNION STATION,
                       1820 MARKET ST., ST. LOUIS,  MO
The undersigned hereby appoints Messrs. W. Patrick McGinnis, J. Patrick Mulcahy and James M. Neville, and each of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Ralston Purina Company on February 3, 1999, and any adjournment thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified below and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY RELATES TO SHARES OWNED BY THE UNDERSIGNED, INCLUDING ANY COMMON STOCK HELD IN THE UNDERSIGNED'S ACCOUNT UNDER THE DIVIDEND REINVESTMENT PLAN, AND ANY COMMON STOCK AND ESOP PREFERRED STOCK SHARES CREDITED TO THE UNDERSIGNED'S ACCOUNT UNDER THE SAVINGS INVESTMENT PLAN. EACH SHARE OF COMMON STOCK AND ESOP PREFERRED STOCK IS ENTITLED TO ONE VOTE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.

         Proxy  #         Shares Owned       SIP Shares        ESOP Preferred

RAL







IMPORTANT-PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY


                             RALSTON PURINA COMPANY

                       1999 ANNUAL MEETING OF SHAREHOLDERS
               AT THE HYATT REGENCY HOTEL, ST LOUIS UNION STATION
                   MARKET STREET BETWEEN 18TH AND 20TH STREET
                           WEDNESDAY, FEBRUARY 3, 1999
                                    2:30 P.M.

                           Seating Begins at 1:30 p.m.

                          SHAREHOLDER ADMITTANCE TICKET
               (PLEASE BRING THIS TICKET WITH YOU TO THE MEETING)






 This ticket entitles you, the shareholder(s), to attend the 1999 Annual Meeting
           If you require special arrangements to attend this meeting,
           -----------------------------------------------------------
       please contact the Company at (314) 982-2374 prior to the meeting.
       ------------------------------------------------------------------

LANGUAGE  ON  BACK  OF  PROXY  CARD

1. Election of four Directors to serve three-year terms ending at the annual meeting held in 2002, or until their successors are elected and qualified: 01-Donald Danforth, Jr., 02-William H. Danforth, 03-Richard
      A. Liddy and 04-Katherine D. Ortega
            FOR  all  nominees  listed
            FOR  all  nominees  listed  except
                                              ----------------------------------
            WITHHOLD  AUTHORITY  to  vote  for  all  nominees  listed

2. Ratification of the appointment of PricewaterhouseCoopers, LLP as independent accountants for the fiscal year ending September 30, 1999.
       FOR                                  AGAINST                      ABSTAIN

3.    Proposal  to  adopt  the  1999  Incentive  Stock  Plan.
       FOR                                  AGAINST                      ABSTAIN

4.    Amendment  of  the  Articles  of  Incorporation.
       FOR                                  AGAINST                      ABSTAIN

                                   Shareholder(s), please sign below exactly as name(s) appears on front of card; in the case of joint holders, all should sign.

                                   ---------------------------------------------


                                   ---------------------------------------------
                                                   Signature(s)

                                   Date:
                                        ----------------------------------------


THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR PROPOSALS 1, 2, 3 AND 4 ABOVE.





                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE  BY  PHONE: CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-888-XXX-XXXX ANYTIME
                 THERE  IS  NO  CHARGE  FOR  THIS  CALL.
                 YOU WILL BE ASKED TO ENTER A CONTROL NUMBER LOCATED IN THE BOX IN THE LOWER RIGHT OF THIS FORM.

OPTION  A:       To vote as the Board of Directors recommends on ALL proposals:
                 Press  1

OPTION  B:      If you choose to vote on each item separately, press 0. You will hear  these  instructions:
                Item  1:  To vote FOR ALL nominees, press 1; TO WITHHOLD FOR ALL nominees,  press  9; TO  WITHHOLD  FOR  AN  INDIVIDUAL  nominee,
                Press 0 and listen to the instructions
                Item  2:  To  vote  FOR,  press  1;  AGAINST, press 9; ABSTAIN, press 0.  The instructions  are  the  same  for  all  remaining items  to  be  voted.
                When  asked,  you  must  confirm  your  vote  by  pressing  1.
VOTE  BY  INTERNET:  THE  WEB  ADDRESS  IS  RALSTON.PROXYINGVOTING.COM
                                            --------------------------

          IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY CARD
                                             ------
                              THANK YOU FOR VOTING

CALL  **  TOLL  FREE  **  ON A TOUCH TONE TELEPHONE
   1-888-XXX-XXXX  -  ANYTIME                    123  456  789  123
   THERE IS NO CHARGE TO YOU FOR THIS CALL       CONTROL NUMBER FOR
                                                 TELEPHONE  OR  INTERNET  VOTING

LANGUAGE  ON  FRONT  OF  PROXY  CARD

Ralston  Purina        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 Company               FOR ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 3, 1999 AT
                       2:30  P.M. HYATT  REGENCY HOTEL, ST. LOUIS UNION STATION,
                       1820 MARKET ST., ST. LOUIS,  MO
The undersigned hereby appoints Messrs. W. Patrick McGinnis, J. Patrick Mulcahy and James M. Neville, and each of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Ralston Purina Company on February 3, 1999, and any adjournment thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified below and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY RELATES TO SHARES OWNED BY THE UNDERSIGNED, INCLUDING ANY COMMON STOCK HELD IN THE UNDERSIGNED'S ACCOUNT UNDER THE DIVIDEND REINVESTMENT PLAN.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.

         Proxy  #         Shares Owned

RAL







IMPORTANT-PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY


                             RALSTON PURINA COMPANY

                       1999 ANNUAL MEETING OF SHAREHOLDERS
               AT THE HYATT REGENCY HOTEL, ST LOUIS UNION STATION
                   MARKET STREET BETWEEN 18TH AND 20TH STREET
                           WEDNESDAY, FEBRUARY 3, 1999
                                    2:30 P.M.

                           Seating Begins at 1:30 p.m.

                          SHAREHOLDER ADMITTANCE TICKET
               (PLEASE BRING THIS TICKET WITH YOU TO THE MEETING)






This ticket entitles you, the shareholder(s), to attend the 1999 Annual Meeting
           If you require special arrangements to attend this meeting,
           -----------------------------------------------------------
       please contact the Company at (314) 982-2374 prior to the meeting.
       ------------------------------------------------------------------

LANGUAGE  ON  BACK  OF  PROXY  CARD

1. Election of four Directors to serve three-year terms ending at the annual meeting held in 2002, or until their successors are elected and qualified: 01-Donald Danforth, Jr., 02-William H. Danforth, 03-Richard
      A. Liddy and 04-Katherine D. Ortega
            FOR  all  nominees  listed
            FOR  all  nominees  listed  except
                                              ----------------------------------
            WITHHOLD  AUTHORITY  to  vote  for  all  nominees  listed

2. Ratification of the appointment of PricewaterhouseCoopers, LLP as independent accountants for the fiscal year ending September 30, 1999.
       FOR                                  AGAINST                      ABSTAIN

3.    Proposal  to  adopt  the  1999  Incentive  Stock  Plan.
       FOR                                  AGAINST                      ABSTAIN

4.    Amendment  of  the  Articles  of  Incorporation.
       FOR                                  AGAINST                      ABSTAIN

                                   Shareholder(s), please sign below exactly as name(s) appears on front of card; in the case of joint holders, all should sign.

                                   ---------------------------------------------


                                   ---------------------------------------------
                                                   Signature(s)

                                   Date:
                                        ----------------------------------------


THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR PROPOSALS 1, 2, 3 AND 4 ABOVE.





                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE  BY  PHONE: CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-888-XXX-XXXX ANYTIME
                 THERE  IS  NO  CHARGE  FOR  THIS  CALL.
                 YOU WILL BE ASKED TO ENTER A CONTROL NUMBER LOCATED IN THE BOX IN THE LOWER RIGHT OF THIS FORM.

OPTION  A:       To vote as the Board of Directors recommends on ALL proposals:
                 Press  1

OPTION  B:      If you choose to vote on each item separately, press 0. You will hear  these  instructions:
                Item  1:  To vote FOR ALL nominees, press 1; TO WITHHOLD FOR ALL nominees,  press  9; TO  WITHHOLD  FOR  AN  INDIVIDUAL  nominee,
                Press 0 and listen to the instructions
                Item  2:  To  vote  FOR,  press  1;  AGAINST, press 9; ABSTAIN, press 0.  The instructions  are  the  same  for  all  remaining items  to  be  voted.
                When  asked,  you  must  confirm  your  vote  by  pressing  1.
VOTE  BY  INTERNET:  THE  WEB  ADDRESS  IS  RALSTON.PROXYINGVOTING.COM
                                            --------------------------

          IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY CARD
                                             ------
                              THANK YOU FOR VOTING

CALL  **  TOLL  FREE  **  ON A TOUCH TONE TELEPHONE
   1-888-XXX-XXXX  -  ANYTIME                    123  456  789  123
   THERE IS NO CHARGE TO YOU FOR THIS CALL       CONTROL NUMBER FOR
                                                 TELEPHONE  OR  INTERNET  VOTING

                               December 11, 1998



Dear  Employee:

Enclosed are a proxy statement, a proxy and an Annual Report for the Annual Meeting of Shareholders of Ralston Purina Company to be held on February 3, 1999. The enclosed proxy relates to shares of Ralston Common Stock to which you are the record holder and shares of Ralston Common Stock and ESOP Preferred Stock credited to your account in the Ralston Purina Savings Investment Plan ("Plan").

The Trustees of the Plan will vote all shares of Common Stock and ESOP Preferred Stock held in the Plan as of November 13, 1998, whether or not they have been credited to participants' accounts. Shares credited to your account as of November 13, 1998, will be voted in accordance with your instructions on the enclosed proxy card. Any credited shares for which no instructions are received by the Trustee, and any shares in the fund that were not credited as of November 13, 1998, will be voted by the Trustee in the same proportion as the shares for which instructions were received from all participants.

Please complete, sign and date the enclosed proxy. It should be returned, in the post-paid envelope provided, to the Corporation Trust Company, which acts as Tabulator. Alternatively, for the first time this year, you may vote by telephone or via Internet. However you decide to vote, in order to provide the Tabulator sufficient time to tabulate the votes, it has been requested that all proxies be returned, or votes be cast, as promptly as possible, but no later than February 1, 1999.

You may also have received additional proxy statements and proxies relating to other shares of stock held by you. These proxies are not duplicates of the one enclosed and we ask that they also be completed and returned pursuant to the instructions enclosed with them.




     W.  PATRICK  MCGINNIS                        J.  PATRICK  MULCAHY
     co-Chief  Executive  Officer  and            co-Chief Executive Officer and
     co-President                                 co-President

APPENDIX

1.       The Stock Price Performance Graphs on page     of the printed document
                                                    ---
are being transmitted in a format which cannot be processed by Edgar. A paper copy of the proxy statement containing these graphs will be mailed to registrant's branch chief. The Graph titled 'Comparison of Cumulative Total Return on $100 Invested in Ralston Purina Company Common Stock on September 30, 1993 vs. S & P 500 and S & P Food Indices' depicts the following returns:





       Measurement Point          Ralston       S & P 500       S & P Food Index
       -----------------          -------       ---------       ----------------
           9/30/93                 85.49            125.31            101.32
           9/30/94                116.06            129.92            112.28
           9/30/95                165.21            168.56            139.36
           9/30/96                199.23            202.84            172.18
           9/30/97                280.42            256.84            203.27
           9/30/98                249.89            247.90            238.53